                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

                   CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                         MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-6537

            Van Kampen Trust For Investment Grade New York Municipals
               (Exact name of registrant as specified in charter)

                   522 Fifth Avenue, New York, New York 10036
               (Address of principal executive offices) (Zip code)

                                 Ronald Robison
                   522 Fifth Avenue, New York, New York 10036
                     (Name and address of agent for service)

Registrant's telephone number, including area code: 212-762-4000

Date of fiscal year end: 10/31

Date of reporting period: 10/31/07

Item 1. Reports to Shareholders.

The Trust's annual report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 is as follows:

       Welcome, Shareholder

       In this report, you'll learn about how your investment in Van Kampen Trust for Investment Grade New York Municipals performed during the annual period. The portfolio management team will provide an overview of the market conditions and discuss some of the factors that affected investment performance during the reporting period. In addition, this report includes the trust's financial statements and a list of trust investments as of October 31, 2007.

       MARKET FORECASTS PROVIDED IN THIS REPORT MAY NOT NECESSARILY COME TO PASS. THERE IS NO ASSURANCE THAT THE TRUST WILL ACHIEVE ITS INVESTMENT OBJECTIVE. TRUSTS ARE SUBJECT TO MARKET RISK, WHICH IS THE POSSIBILITY THAT THE MARKET VALUES OF SECURITIES OWNED BY THE TRUST WILL DECLINE AND THAT THE VALUE OF TRUST SHARES MAY THEREFORE BE LESS THAN WHAT YOU PAID FOR THEM. ACCORDINGLY, YOU CAN LOSE MONEY INVESTING IN THIS TRUST.

       INCOME MAY SUBJECT CERTAIN INDIVIDUALS TO THE FEDERAL ALTERNATIVE MINIMUM TAX (AMT).

         ---------------------------------------------------------------------------------------
            NOT FDIC INSURED             OFFER NO BANK GUARANTEE              MAY LOSE VALUE
         ---------------------------------------------------------------------------------------
                   NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY               NOT A DEPOSIT
         ---------------------------------------------------------------------------------------

Performance Summary as of 10/31/07

TRUST FOR INVESTMENT GRADE NEW YORK MUNICIPALS
SYMBOL: VTN
------------------------------------------------------------
AVERAGE ANNUAL                      BASED ON      BASED ON
TOTAL RETURNS                         NAV       MARKET PRICE

Since Inception (3/27/92)             7.29%        6.85%

10-year                               6.17         6.70

5-year                                5.29         5.66

1-year                               -1.39         4.38
------------------------------------------------------------

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE, WHICH IS NO GUARANTEE OF FUTURE RESULTS, AND CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE FIGURES SHOWN. FOR THE MOST RECENT MONTH-END PERFORMANCE FIGURES, PLEASE VISIT VANKAMPEN.COM OR SPEAK WITH YOUR FINANCIAL ADVISOR. INVESTMENT RETURNS, NET ASSET VALUE (NAV) AND COMMON SHARE MARKET PRICE WILL FLUCTUATE AND TRUST SHARES, WHEN SOLD, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

NAV per share is determined by dividing the value of the trust's portfolio securities, cash and other assets, less all liabilities and preferred shares, by the total number of common shares outstanding. The common share market price is the price the market is willing to pay for shares of the trust at a given time. Common share market price is influenced by a range of factors, including supply and demand and market conditions. Total return assumes an investment at the beginning of the period, reinvestment of all distributions for the period in accordance with the trust's dividend reinvestment plan, and sale of all shares at the end of the period. The trust's advisor has waived or reimbursed fees and expenses from time to time; absent such waivers/reimbursements the trust's returns would have been lower.

The Lehman Brothers New York Municipal Bond Index is a broad-based statistical composite of New York municipal bonds. The index does not include any expenses, fees or sales charges, which would lower performance. The index is unmanaged and should not be considered an investment. It is not possible to invest directly in an index.

Trust Report

FOR THE 12-MONTH PERIOD ENDED OCTOBER 31, 2007

MARKET CONDITIONS

Strong fundamental and technical factors supported the municipal bond market throughout the first eight months of the reporting year, helping it to perform well. In July, however, contagion from the troubled subprime mortgage sector led to an increasingly illiquid and volatile market, and a flight to quality that led Treasury bonds to outperform all other sectors of the fixed income market, including both investment grade and below investment grade municipal bonds.

Up until that time, demand for municipal bonds had been quite strong as institutional investors and non-traditional buyers such as hedge funds and arbitrage investors continued to flock to the market. As market liquidity began to dry up, however, institutional demand fell off and refunding activity, which had been robust, virtually halted. The decrease in demand put significant pressure on prices and credit spreads widened, with the most significant widening occurring in the lower-rated segments of the market.

In mid-September, following the 50 basis point reduction in the target federal funds rate by the Federal Open Market Committee (the "Fed"), the market began to stabilize, liquidity improved, and municipal credit spreads began to tighten again. These positive trends continued through the end of October, when the Fed reduced rates again, this time by 25 basis points, bringing the target federal funds rate to 4.5 percent. Although the performance of the municipal market improved over the last two months of the period, it had not fully recovered as of period end. Municipal bond issuance remained firm, despite a slowdown in the summer months, and demand picked up again late in the period as the relative cheapness of municipal bonds versus Treasuries attracted buyers.

Overall, municipal bond yields ended the period higher, but most of the yield increases occurred in the intermediate to long maturity portion of the yield curve, while yields on the front end of the curve declined. As a result, the municipal yield curve steepened over the course of the period, with the differential between two-year and 30-year maturities widening to about 100 basis points.

New York continued to be the second largest issuer of municipal bonds in the country, despite the fact that some new issue deals scheduled to come to market when interest rates were rising so quickly were postponed. The low interest rate environment for much of the period, coupled with the large supply of municipal bonds, led to a high amount of refundings in the state, wherein new bonds are issued to repay outstanding bonds prior to their stated maturities. Overall, New York's economy continued to expand and its credit outlook remains positive.

PERFORMANCE ANALYSIS

The Trust's return can be calculated based upon either the market price or the net asset value (NAV) of its shares. NAV per share is determined by dividing the value of the Trust's portfolio securities, cash and other assets, less all liabilities and preferred shares, by the total number of common shares outstanding, while market price reflects the supply and demand for the shares. As a result, the two returns can differ, as they did during the reporting period. On an NAV basis, the Trust underperformed its benchmark index, the Lehman Brothers New York Municipal Bond Index. On a market price basis, the Trust outperformed its benchmark.

TOTAL RETURN FOR THE 12-MONTH PERIOD ENDED OCTOBER 31, 2007

----------------------------------------------------------
                                  LEHMAN BROTHERS
      BASED ON     BASED ON      NEW YORK MUNICIPAL
        NAV      MARKET PRICE        BOND INDEX

       -1.39%       4.38%               3.10%
----------------------------------------------------------

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. Investment return, net asset value and common share market price will fluctuate and Trust shares, when sold, may be worth more or less than their original cost. See Performance Summary for additional performance information and index definition.

Various strategies drove the Trust's performance over the course of the reporting period, most of which focused on seeking to enhance the Trust's yield. Given the relatively flat shape of the yield cure during most of the period, we favored bonds with maturities of 25 years of more for their more attractive yields. This strategy was beneficial early in the period, but hindered overall performance as Fed easing late in the period pushed short-term rates lower, causing the short end of the curve to considerably outperform the long end.

We also added to positions in the lower-rated, higher-yielding segment of the market, primarily BBB rated credits in the health care and tobacco sectors. These securities were additive to performance for much of the period as lower-rated bonds outperformed higher-quality issues, but in the last few months the performance of the lower-rated segment of the market suffered due to significant spread widening. As a result, the Trust's holdings in both health care and tobacco bonds hindered performance for the overall period. Tobacco bonds were particularly hard hit. Although the fundamental credit quality of tobacco bonds remained solid throughout the period, the combination of an abundant supply, the liquidity squeeze in the market, and the flight to quality caused spreads in the sector to widen dramatically. In addition, the Trust's tobacco bonds were newer bonds, whereas those in the benchmark Lehman Brothers New York Municipal Bond Index were older tobacco bonds. During the course of the period, a large amount of older tobacco bonds were pre-refunded and unlike the benchmark, the Trust was not able to benefit from these refundings, which further hindered relative performance.

We also increased the Trust's allocation to higher-rated housing bonds. Housing bond prices declined during the period due to ongoing supply and spread widening in the sector, which led the Trust's holdings there to dampen performance. However, strong security selection in housing bonds did help to offset some of the underperformance of that sector. Conversely, security selection in the water and sewer sector and transportation sector tempered returns.

To help manage interest-rate risk, we implemented a hedge through a short position in U.S. Treasury futures. This proved to be an effective hedging strategy, but it dampened returns slightly as the flight to quality in the summer months drove Treasury prices up and rates lower.

Positive contributors to performance for the fiscal year included an underweight versus the benchmark Lehman Brothers New York Municipal Bond Index in deep discount bonds. Holdings in pre-refunded bonds were also additive to performance. These short-maturity securities performed well as they did not experience the sell-off that longer maturity bonds did when rates on the long end of the curve rose.

The Trust remained well diversified across a broad range of municipal market sectors. As of the end of the reporting period, public transportation, hospital and general purpose bonds represented the portfolio's largest sector weightings.

The Trustees have approved a procedure whereby the trust may, when appropriate, repurchase its shares in the open market or in privately negotiated transactions at a price not above market value or NAV, whichever is lower at the time of purchase. This may help support the market value of the trust's shares.

There is no guarantee that any sectors mentioned will continue to perform as discussed herein or that securities in such sectors will be held by the Trust in the future.

RATINGS ALLOCATION AS OF 10/31/07
AAA/Aaa                                                          34.4%
AA/Aa                                                            34.6
A/A                                                               7.8
BBB/Baa                                                          14.0
BB/Ba                                                             3.1
B/B                                                               0.4
Non-Rated                                                         5.7

TOP 5 SECTORS AS OF 10/31/07
Public Transportation                                            15.8%
Hospital                                                         13.5
General Purpose                                                  11.7
Other                                                             8.8
Master Tobacco Settlement                                         8.3

Subject to change daily. Provided for informational purposes only and should not be deemed as a recommendation to buy or sell the securities mentioned or securities in the sectors shown above. Ratings are as a percentage of total investments. Sectors are as a percentage of total long-term investments. Securities are classified by sectors that represent broad groupings of related industries. Van Kampen is a wholly owned subsidiary of a global securities firm which is engaged in a wide range of financial services including, for example, securities trading and brokerage activities, investment banking, research and analysis, financing and financial advisory services. Rating allocations based upon ratings as issued by Standard and Poor's and Moody's, respectively.

PORTFOLIO MANAGEMENT CHANGES

       Van Kampen Trust for Investment Grade New York Municipals is managed by the Adviser's Municipals team. Current members include Mark Paris, Executive Director; Robert W. Wimmel, Executive Director; William Black, Executive Director; and Robert J. Stryker, Vice President

FOR MORE INFORMATION ABOUT PORTFOLIO HOLDINGS

       Each Van Kampen trust provides a complete schedule of portfolio holdings in its semiannual and annual reports within 60 days of the end of the fund's second and fourth fiscal quarters. The semiannual reports and the annual reports are filed electronically with the Securities and Exchange Commission (SEC) on Form N-CSRS and Form N-CSR, respectively. Van Kampen also delivers the semiannual and annual reports to trust shareholders, and makes these reports available on its public Web site, www.vankampen.com. In addition to the semiannual and annual reports that Van Kampen delivers to shareholders and makes available through the Van Kampen public Web site, each trust files a complete schedule of portfolio holdings with the SEC for the trust's first and third fiscal quarters on Form N-Q. Van Kampen does not deliver the reports for the first and third fiscal quarters to shareholders, nor are the reports posted to the Van Kampen public Web site. You may, however, obtain the Form N-Q filings (as well as the Form N-CSR and N-CSRS filings) by accessing the SEC's Web site, http://www.sec.gov. You may also review and copy them at the SEC's Public Reference Room in Washington, DC. Information on the operation of the SEC's Public Reference Room may be obtained by calling the SEC at
       (800) SEC-0330. You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC's e-mail address (publicinfo@sec.gov) or by writing the Public Reference section of the SEC, Washington, DC 20549-0102.

       You may obtain copies of a trust's fiscal quarter filings by contacting Van Kampen Client Relations at (800) 341-2929.

PROXY VOTING POLICY AND PROCEDURES AND PROXY VOTING RECORD

       You may obtain a copy of the Trust's Proxy Voting Policy and Procedures without charge, upon request, by calling toll free (800) 341-2929 or by visiting our Web site at www.vankampen.com. It is also available on the Securities and Exchange Commission's Web site at http://www.sec.gov.

       You may obtain information regarding how the Trust voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 without charge by visiting our Web site at www.vankampen.com. This information is also available on the Securities and Exchange Commission's Web site at http://www.sec.gov.

Investment Advisory Agreement Approval

Both the Investment Company Act of 1940 and the terms of the Fund's investment advisory agreement require that the investment advisory agreement between the Fund and its investment adviser be approved annually both by a majority of the Board of Trustees and by a majority of the independent trustees voting separately.

At meetings held on April 17, 2007 and May 30, 2007, the Board of Trustees, and the independent trustees voting separately, considered and ultimately determined that the terms of the investment advisory agreement are fair and reasonable and approved the continuance of the investment advisory agreement as being in the best interests of the Fund and its shareholders. In making its determination, the Board of Trustees considered materials that were specifically prepared by the investment adviser at the request of the Board and Fund counsel, and by an independent provider of investment company data contracted to assist the Board, relating to the investment advisory agreement review process. The Board also considered information received periodically about the portfolio, performance, the investment strategy, portfolio management team and fees and expenses of the Fund. Finally, the Board considered materials it had received in approving a reorganization of the Fund, materials it had received in connection with fee waivers currently in place for the Fund and materials it had received in connection with the share repurchase program currently in place for the Fund. The Board of Trustees considered the investment advisory agreement over a period of several months and the trustees held sessions both with the investment adviser and separate from the investment adviser in reviewing and considering the investment advisory agreement.

In approving the investment advisory agreement, the Board of Trustees considered, among other things, the nature, extent and quality of the services provided by the investment adviser, the performance, fees and expenses of the Fund compared to other similar funds and other products, the investment adviser's expenses in providing the services and the profitability of the investment adviser and its affiliated companies. The Board of Trustees considered the extent to which any economies of scale experienced by the investment adviser are shared with the Fund's shareholders, and the propriety of breakpoints in the Fund's investment advisory fee schedule. The Board of Trustees considered comparative advisory fees of the Fund and other investment companies and/or other products at different asset levels, and considered the trends in the industry. The Board of Trustees evaluated other benefits the investment adviser and its affiliates derive from their relationship with the Fund. The Board of Trustees reviewed information about the foregoing factors and considered changes, if any, in such information since its previous approval. The Board of Trustees discussed the financial strength of the investment adviser and its affiliated companies and the capability of the personnel of the investment adviser, and specifically the strength and background of its portfolio management personnel. The Board of Trustees reviewed the statutory and regulatory requirements for approval and disclosure of investment advisory agreements. The Board of Trustees, including the independent trustees, evaluated all of the foregoing and does not believe any single factor or group of factors control or dominate the review process, and, after considering all factors together, has determined, in the exercise of its business judgment, that approval of the investment advisory agreement is in the best interests of the Fund and its shareholders. The following summary provides more detail on certain matters considered but does not detail all matters considered.

Nature, Extent and Quality of the Services Provided. On a regular basis, the Board of Trustees considers the roles and responsibilities of the investment adviser as a whole and for those specific portfolio management, support and trading functions servicing the Fund. The trustees discuss with the investment adviser the resources available and used in managing the Fund. The trustees also discuss certain other services which are provided on a cost-reimbursement basis by the investment adviser or its affiliates to the Van Kampen funds including certain accounting, administrative and legal services. The Board has determined that the nature, extent and quality of the services provided by the investment adviser support its decision to approve the investment advisory agreement.

Performance, Fees and Expenses of the Fund. On a regular basis, the Board of Trustees reviews the performance, fees and expenses of the Fund compared to its peers and to appropriate benchmarks. In addition, the Board spends more focused time on the performance of the Fund and other funds in the Van Kampen complex, paying specific attention to underperforming funds. The trustees discuss with the investment adviser the performance goals and the actual results achieved in managing the Fund. When considering a fund's performance, the trustees and the investment adviser place emphasis on trends and longer-term returns (focusing on one-year, three-year and five-year performance with special attention to three-year performance) and, when a fund's weighted performance is under the fund's benchmark, they discuss the causes and where necessary seek to make specific changes to investment strategy or investment personnel. The Fund discloses more information about its performance elsewhere in this report. The trustees discuss with the investment adviser the level of advisory fees for this Fund relative to comparable funds and other products advised by the adviser and others in the marketplace. The trustees review not only the advisory fees but other fees and expenses (whether paid to the adviser, its affiliates or others) and the Fund's overall expense ratio. The Board has determined that the performance, fees and expenses of the Fund support its decision to approve the investment advisory agreement.

Investment Adviser's Expenses in Providing the Service and Profitability. At least annually, the trustees review the investment adviser's expenses in providing services to the Fund and other funds advised by the investment adviser and the profitability of the investment adviser. These profitability reports are put together by the investment adviser with the oversight of the Board. The trustees discuss with the investment adviser its revenues and expenses, including among other things, revenues for advisory services, portfolio management-related expenses, revenue sharing arrangement costs and allocated expenses both on an aggregate basis and per fund. The Board has determined that the analysis of the investment adviser's expenses and profitability support its decision to approve the investment advisory agreement.

Economies of Scale. On a regular basis, the Board of Trustees considers the size of the Fund and how that relates to the Fund's expense ratio and particularly the Fund's advisory fee rate. In conjunction with its review of the investment adviser's profitability, the trustees discuss with the investment adviser how more (or less) assets can affect the efficiency or effectiveness of managing the Fund's portfolio and whether the advisory fee level is appropriate relative to current asset levels and/or whether the advisory fee structure reflects economies of scale as asset levels change. The Board has determined that its review of the actual and potential economies of scale of the Fund support its decision to approve the investment advisory agreement.

Other Benefits of the Relationship. On a regular basis, the Board of Trustees considers other benefits to the investment adviser and its affiliates derived from its relationship with the Fund and other funds advised by the investment adviser. These benefits include, among other things, fees for transfer agency services provided to the funds, in certain cases research received by the adviser generated from commission dollars spent on funds' portfolio trading, and in certain cases distribution or service related fees related to funds' sales. The trustees review with the investment adviser each of these arrangements and the reasonableness of its costs relative to the services performed. The Board has determined that the other benefits received by the investment adviser or its affiliates support its decision to approve the investment advisory agreement.

VAN KAMPEN TRUST FOR INVESTMENT GRADE NEW YORK MUNICIPALS

PORTFOLIO OF INVESTMENTS -- OCTOBER 31, 2007

PAR
AMOUNT
(000)       DESCRIPTION                                     COUPON   MATURITY        VALUE
----------------------------------------------------------------------------------------------
            MUNICIPAL BONDS 191.2%
            NEW YORK 178.5%
$  1,000    Amherst, NY Indl Dev Agy Civic Fac Rev UBF Fac
            Student Hsg Ser A (AMBAC Insd)................. 5.750%   08/01/25    $   1,067,830
   1,000    Amherst, NY Indl Dev Agy Civic Fac Rev UBF Fac
            Student Hsg Ser B (AMBAC Insd)................. 5.750    08/01/30        1,067,830
   1,000    Dutchess Cnty, NY Indl Dev Agy Civic Fac Rev
            Elant Fishkill Inc Ser A....................... 5.250    01/01/37          938,990
   2,400    East Rochester, NY Hsg Auth Rev Sr Living
            Woodland Vlg Proj Rfdg......................... 5.500    08/01/33        2,319,648
   1,250    Erie Cnty, NY Indl Dev Agy Sch Fac Rev City of
            Buffalo Proj (FSA Insd)........................ 5.750    05/01/23        1,351,562
   1,000    Erie Cnty, NY Pub Impt Ser C (AMBAC Insd)
            (Prerefunded @ 7/01/10)........................ 5.500    07/01/29        1,062,590
   1,000    Essex Cnty, NY Indl Dev Agy Rev Intl Paper Rfdg
            Ser A (AMT).................................... 5.200    12/01/23          992,750
   7,000    Haverstraw Stony Point NY Cent Sch Dist (FSA
            Insd) (a)...................................... 4.500    10/15/33        7,259,605
  10,000    Haverstraw Stony Point NY Cent Sch Dist (FSA
            Insd) (a)...................................... 4.500    10/15/34       10,370,864
   1,500    Hempstead Town, NY Indl Dev Agy Civic Fac Rev
            Adelphi Univ Civic Fac......................... 5.000    10/01/30        1,512,615
   2,000    Islip, NY Res Recovery Agy Rev 1985 Fac Ser B
            (AMT) (AMBAC Insd)............................. 7.250    07/01/11        2,233,940
  17,500    Liberty, NY Dev Corp Rev Goldman Sachs
            Headquarters (a)............................... 5.250    10/01/35       18,633,475
   6,620    Long Island Pwr Auth NY Elec Sys Rev Gen Ser A
            (FGIC Insd).................................... 5.000    12/01/25        6,947,028
   1,000    Long Island Pwr Auth NY Elec Sys Rev Gen
            Ser B.......................................... 5.000    12/01/35        1,026,990
   1,000    Madison Cnty, NY Indl Dev Agy Morrisville St
            College Fndtn Ser A (CIFG Insd)................ 5.000    06/01/28        1,042,830
   4,000    Metropolitan Trans Auth NY Rev Rfdg Ser A
            (AMBAC Insd)................................... 5.500    11/15/19        4,329,120
   5,000    Metropolitan Trans Auth NY Rev Trans Ser A..... 5.000    11/15/23        5,261,650
   5,000    Metropolitan Trans Auth NY Rev Trans Ser A
            (AMBAC Insd)................................... 5.000    11/15/31        5,174,500
   3,300    Metropolitan Trans Auth NY Rev Trans Ser A
            (AMBAC Insd)................................... 5.000    11/15/33        3,415,830
   4,000    Metropolitan Trans Auth NY Svc Contract Rfdg
            Ser A.......................................... 5.125    01/01/29        4,120,880
   1,500    Montgomery Cnty, NY Indl Dev Agy Lease Rev HFM
            Boces Ser A (XLCA Insd)........................ 5.000    07/01/34        1,539,135
   3,000    Nassau Cnty, NY Tob Settlement Corp Ser A-3.... 5.000    06/01/35        2,843,130
   5,000    Nassau Cnty, NY Tob Settlement Corp Ser A-3.... 5.125    06/01/46        4,754,450
   2,330    New York City Hsg Dev Corp Multi-Family Hsg Rev
            Ser C (AMT) (b)................................ 4.800    05/01/37        2,225,686

 10                                            See Notes to Financial Statements

VAN KAMPEN TRUST FOR INVESTMENT GRADE NEW YORK MUNICIPALS

PORTFOLIO OF INVESTMENTS -- OCTOBER 31, 2007 continued

PAR
AMOUNT
(000)       DESCRIPTION                                     COUPON   MATURITY        VALUE
----------------------------------------------------------------------------------------------
            NEW YORK (CONTINUED)
$  4,000    New York City Hsg Dev Corp Multi-Family Hsg Rev
            Ser J-1........................................ 4.850%   05/01/36    $   4,017,120
   2,500    New York City Hsg Dev Corp Multi-Family Hsg Rev
            Ser L (AMT).................................... 5.050    11/01/39        2,466,775
   1,110    New York City Indl Dev Agy Brooklyn Navy Yard
            (AMT).......................................... 5.650    10/01/28        1,102,541
  10,000    New York City Indl Dev Agy Civic Fac Rev
            Polytechnic Univ Proj (ACA Insd) (a)........... 5.250    11/01/37        9,905,600
   3,375    New York City Indl Dev Agy Rev Liberty
            Iac/Interactive Corp........................... 5.000    09/01/35        3,213,641
   3,710    New York City Indl Dev Agy Spl Fac Rev Term One
            Group Assn Proj (AMT) (a)...................... 5.500    01/01/19        3,937,961
   3,000    New York City Indl Dev Agy Spl Fac Rev Term One
            Group Assn Proj (AMT) (a)...................... 5.500    01/01/20        3,184,335
   5,750    New York City Indl Dev Agy Spl Fac Rev Term One
            Group Assn Proj (AMT) (a)...................... 5.500    01/01/21        6,103,309
   1,450    New York City Indl Dev Civic Fac Rev YMCA Gtr
            NY Proj........................................ 5.800    08/01/16        1,493,094
   2,000    New York City Muni Wtr Fin Auth Wtr & Swr Sys
            Rev Ser B (FSA Insd)........................... 5.000    06/15/29        2,046,780
   7,700    New York City Mun Wtr Fin Auth Wtr & Swr Sys
            Rev Ser B...................................... 5.000    06/15/36        7,910,749
   4,835    New York City Muni Wtr Fin Auth Wtr & Swr Sys
            Rev Ser C (MBIA Insd).......................... 5.000    06/15/28        5,041,600
   2,650    New York City Muni Wtr Fin Ser B............... 6.000    06/15/33        2,831,445
   5,000    New York City Ser G............................ 5.000    08/01/24        5,193,050
   3,000    New York City Ser G............................ 5.000    12/01/24        3,125,100
   2,000    New York City Ser G............................ 5.000    12/01/25        2,080,920
   2,115    New York City Ser G............................ 5.000    12/01/26        2,186,889
   1,200    New York City Ser G............................ 5.250    08/01/16        1,269,696
   3,500    New York City Ser J............................ 5.000    03/01/24        3,622,430
   8,750    New York City Transitional Cultural Res Rev
            Amern Museum Nat History Rfdg Ser A (MBIA
            Insd).......................................... 5.000    07/01/44        8,947,400
   2,230    New York City Transitional Fin Auth Rev Future
            Tax Secd Ser C (AMBAC Insd).................... 5.250    08/01/21        2,376,667
   3,750    New York Cnty Tob Tr IV Settlement Pass Thru
            Ser A.......................................... 5.000    06/01/45        3,492,525
      10    New York, NY Ser K (Prerefunded @ 8/01/09)..... 5.625    08/01/13           10,471
   1,240    New York, NY Ser K............................. 5.625    08/01/13        1,294,225
   1,000    New York St Dorm Auth Lease Rev Master Boces
            Pgm Ser A (FSA Insd)........................... 5.250    08/15/17        1,055,000
   5,200    New York St Dorm Auth Rev Catholic Hlth L.I.
            Oblig Group.................................... 5.000    07/01/27        5,132,348
   2,750    New York St Dorm Auth Rev Catholic Hlth L.I.
            Oblig Group.................................... 5.100    07/01/34        2,692,882

See Notes to Financial Statements                                             11

VAN KAMPEN TRUST FOR INVESTMENT GRADE NEW YORK MUNICIPALS

PORTFOLIO OF INVESTMENTS -- OCTOBER 31, 2007 continued

PAR
AMOUNT
(000)       DESCRIPTION                                     COUPON   MATURITY        VALUE
----------------------------------------------------------------------------------------------
            NEW YORK (CONTINUED)
$  3,500    New York St Dorm Auth Rev City Univ Cons Third
            Ser 1 (FGIC Insd).............................. 5.250%   07/01/25    $   3,599,295
   3,125    New York St Dorm Auth Rev City Univ Sys Cons
            Ser A.......................................... 5.625    07/01/16        3,463,000
   2,500    New York St Dorm Auth Rev Cons City Univ Sys
            Second Gen Ser A............................... 5.750    07/01/13        2,695,275
   1,670    New York St Dorm Auth Rev Dept Ed.............. 5.250    07/01/19        1,774,926
   2,500    New York St Dorm Auth Rev Dept Hlth Ser A (CIFG
            Insd).......................................... 5.000    07/01/25        2,599,050
   2,355    New York St Dorm Auth Rev Grace Manor Hlthcare
            Fac (SONYMA Insd).............................. 6.150    07/01/18        2,382,883
   3,800    New York St Dorm Auth Rev Hosp (MBIA Insd)..... 5.000    08/01/33        3,892,606
   2,340    New York St Dorm Auth Rev Insd Brooklyn Law Sch
            Ser B (XLCA Insd).............................. 5.375    07/01/23        2,513,839
   1,000    New York St Dorm Auth Rev Insd John T Mather
            Mem Hosp Rfdg (Connie Lee Insd)................ 6.500    07/01/10        1,075,030
   1,720    New York St Dorm Auth Rev Insd John T Mather
            Mem Hosp Rfdg (Connie Lee Insd) (b)............ 6.500    07/01/11        1,890,727
   1,000    New York St Dorm Auth Rev Insd New York Univ
            Ser 2 (AMBAC Insd)............................. 5.000    07/01/41        1,015,480
     890    New York St Dorm Auth Rev Mental Hlth Fac Ser B
            (b)............................................ 5.250    02/15/22          937,855
   3,500    New York St Dorm Auth Rev Mtg Montefiore Hosp
            (FGIC Insd).................................... 5.000    08/01/29        3,612,455
   9,000    New York St Dorm Auth Rev Mtg Montefiore Hosp
            (FGIC Insd).................................... 5.000    08/01/33        9,233,100
   2,000    New York St Dorm Auth Rev Non St Supported Debt
            Insd Providence Rest (ACA Insd)................ 5.000    07/01/35        1,900,760
   2,525    New York St Dorm Auth Rev Non St Supported Debt
            Insd Providence Rest (ACA Insd)................ 5.125    07/01/30        2,475,081
   4,000    New York St Dorm Auth Rev Non St Supported Debt
            L.I. Jewish Ser A (a).......................... 5.000    11/01/26        4,049,160
   4,000    New York St Dorm Auth Rev Non St Supported Debt
            L.I. Jewish Ser A (a).......................... 5.000    11/01/34        4,049,160
   3,500    New York St Dorm Auth Rev Non St Supported Debt
            NYU Hosp Ctr Ser A............................. 5.000    07/01/20        3,527,930
   5,000    New York St Dorm Auth Rev Non St Supported Debt
            NYU Hosp Ctr Ser A............................. 5.000    07/01/36        4,644,450
   4,995    New York St Dorm Auth Rev Non St Supported Debt
            Saint Lukes Roosevelt Hosp (FHA Gtd)........... 4.800    08/15/25        5,100,444
   3,000    New York St Dorm Auth Rev Secd Hosp North Gen
            Hosp Rfdg...................................... 5.750    02/15/18        3,246,930
   1,455    New York St Dorm Auth Rev St Supported Debt
            Mental Hlth Svc Ser B (MBIA Insd).............. 5.250    08/15/31        1,514,480
   1,000    New York St Dorm Auth Rev St Univ Ed Fac 1989
            Res (MBIA Insd) (Prerefunded @ 5/15/10)........ 6.000    05/15/15        1,072,270

 12                                            See Notes to Financial Statements

VAN KAMPEN TRUST FOR INVESTMENT GRADE NEW YORK MUNICIPALS

PORTFOLIO OF INVESTMENTS -- OCTOBER 31, 2007 continued

PAR
AMOUNT
(000)       DESCRIPTION                                     COUPON   MATURITY        VALUE
----------------------------------------------------------------------------------------------
            NEW YORK (CONTINUED)
$  3,600    New York St Dorm Auth Rev St Univ Ed Fac Ser A
            (MBIA Insd).................................... 5.250%   05/15/15    $   3,938,364
   5,010    New York St Dorm Auth Rev St Univ Ed Fac
            Ser B.......................................... 5.250    05/15/19        5,455,489
     300    New York St Environmental Fac Corp Pollutn Ctl
            Rev St Wtr Revolving Fd Ser A
            (POL CTL-SRF Insd) (c)......................... 5.750    06/15/12          329,301
     500    New York St Environmental Fac Corp Pollutn Ctl
            Rev St Wtr Ser 02 (POL CTL-SRF Insd) (c)....... 5.750    06/15/12          548,835
      95    New York St Environmental Fac Corp Pollutn Ctl
            Rev St Wtr Ser 02 (POL CTL-SRF Insd)........... 5.750    06/15/12          103,905
   7,500    New York St Environmental Fac Corp St Clean Wtr
            & Drinking NYC Muni Wtr Fin Auth Sub Ser B..... 5.000    06/15/26        7,860,750
   1,000    New York St Environmental Fac Corp St Clean Wtr
            & Drinking Revolving Fd Muni Wtr Proj Ser B.... 5.250    06/15/20        1,063,290
   1,640    New York St Environmental Fac Corp St Clean Wtr
            & Drinking Revolving Fd Pooled Fin Pgm Ser I... 5.250    09/15/19        1,748,912
   1,565    New York St Environmental Fac Corp St Clean Wtr
            & Drinking Revolving Fd Ser B.................. 5.000    06/15/20        1,644,189
   3,695    New York St Environmental Fac Corp St Clean Wtr
            & Drinking Revolving Fd Ser B (b).............. 5.000    06/15/21        3,868,406
     970    New York St Hsg Fin Agy Rev Newburgh Interfaith
            Hsg Ser A (b).................................. 7.050    11/01/12          972,270
   7,000    New York St Loc Govt Assistance Corp Rfdg
            Ser E.......................................... 6.000    04/01/14        7,740,110
     890    New York St Mtg Agy Rev Homeowner Mtg Ser 71
            (AMT).......................................... 5.400    04/01/29          904,516
   7,280    New York St Mtg Agy Rev Homeowner Mtg Ser 79
            (AMT).......................................... 5.300    04/01/29        7,430,769
   1,880    New York St Mtg Agy Rev Homeowner Mtg Ser 101
            (AMT).......................................... 5.400    04/01/32        1,900,041
   2,140    New York St Mtg Agy Rev Homeowner Mtg Ser 130
            (AMT).......................................... 4.800    10/01/37        2,037,216
   5,000    New York St Mtg Agy Rev Homeowner Mtg Ser 143
            (AMT).......................................... 4.850    10/01/27        4,902,800
   1,555    New York St Mtg Agy Rev Homeowner Mtg Ser 145
            (AMT).......................................... 5.050    10/01/29        1,556,664
   1,625    New York St Urban Dev Corp Rev Correctional Fac
            Rfdg........................................... 5.500    01/01/13        1,730,333
   4,650    New York St Urban Dev Corp Rev Correctional Fac
            Rfdg Ser A..................................... 5.500    01/01/14        5,014,142
   3,570    Niagara Falls, NY Frontier Auth Trans Arpt Rev
            Buffalo Niagara Intl Arpt Ser A (AMT) (MBIA
            Insd).......................................... 5.625    04/01/29        3,680,991
   1,060    Niagara Falls, NY Wtr Treatment Plant (AMT)
            (MBIA Insd).................................... 7.250    11/01/10        1,170,526
   5,000    Port Auth NY & NJ Cons Ser 132................. 5.000    09/01/26        5,200,550

See Notes to Financial Statements                                             13

VAN KAMPEN TRUST FOR INVESTMENT GRADE NEW YORK MUNICIPALS

PORTFOLIO OF INVESTMENTS -- OCTOBER 31, 2007 continued

PAR
AMOUNT
(000)       DESCRIPTION                                     COUPON   MATURITY        VALUE
----------------------------------------------------------------------------------------------
            NEW YORK (CONTINUED)
$ 35,000    Port Auth NY & NJ Cons Ser 144 (a)............. 5.000%   10/01/35    $  36,155,526
   2,500    Port Auth NY & NJ Spl Oblig Rev Spl Proj JFK
            Intl Arpt Term 6 (AMT) (MBIA Insd)............. 5.750    12/01/25        2,503,625
   8,105    Rensselaer, NY City Sch Dist Ctf Partn
            (XLCA Insd).................................... 5.000    06/01/26        8,493,554
   1,000    Rockland Cnty, NY Solid Waste Mgmt Auth Ser B
            (AMT) (AMBAC Insd)............................. 5.125    12/15/28        1,029,300
   1,250    Sodus, NY Ctr Sch Dist Rfdg (FGIC Insd) (b).... 5.125    06/15/17        1,321,175
   2,250    Suffolk Cnty, NY Indl Dev Agy Civic Fac Rev
            Eastrn Long Island Hosp Assn (Acquired
            06/22/07, Cost $2,208,668) (d)................. 5.375    01/01/27        2,123,910
   1,000    Tobacco Settlement Fin Corp NY Ser B........... 5.500    06/01/22        1,066,370
   1,815    Triborough Brdg & Tunl Auth NY Rev Gen Purp Ser
            A.............................................. 5.000    01/01/32        1,851,445
   6,945    Triborough Brdg & Tunl Auth NY Rev Gen Purp Ser
            A.............................................. 5.250    01/01/18        7,333,434
   1,600    Triborough Brdg & Tunl Auth NY Rev Gen Purp Ser
            B.............................................. 5.125    11/15/29        1,667,216
   5,000    Triborough Brdg & Tunl Auth NY Rev Gen Ser A... 5.000    11/15/31        5,204,600
   2,000    Triborough Brdg & Tunl Auth NY Rev Rfdg Ser E
            (MBIA Insd).................................... 5.000    11/15/32        2,056,760
  12,000    Tsasc, Inc NY Ser 1............................ 5.000    06/01/34       11,382,840
  10,000    Tsasc, Inc NY Ser 1............................ 5.125    06/01/42        9,525,900
   1,360    Warren & Washington Cnty, NY Indl Dev Agy Civic
            Fac Rev Glens Falls Hosp Proj Ser A (FSA
            Insd).......................................... 5.000    12/01/35        1,389,621
   7,000    Westchester Tob Asset Sec Corp NY.............. 5.125    06/01/45        6,675,130
   4,500    Yonkers, NY Indl Dev Agy Civic Fac Rev Cmnty
            Dev Ppty Yonkers Inc Ser A
            (Prerefunded @ 2/01/11) (e).................... 6.625    02/01/26        4,937,580
                                                                                 -------------
                                                                                   435,014,022
                                                                                 -------------
            GUAM  0.8%
   2,000    Guam Govt Ser A (f)............................ 5.250    11/15/37        1,911,320
                                                                                 -------------

            PUERTO RICO  8.5%
   8,000    Puerto Rico Comwlth Hwy & Trans Auth Hwy Rev
            Rfdg Ser Y (FSA Insd).......................... 6.250    07/01/21        9,743,120
   1,805    Puerto Rico Elec Pwr Auth Pwr Rev Ser TT (a)... 5.000    07/01/32        1,836,876
   4,060    Puerto Rico Elec Pwr Auth Pwr Rev Ser TT (a)... 5.000    07/01/37        4,131,700
   5,000    Puerto Rico Pub Bldg Auth Rev Govt Fac Ser I
            (Comwlth Gtd).................................. 5.250    07/01/33        5,148,300
                                                                                 -------------
                                                                                    20,859,996
                                                                                 -------------
            U.S. VIRGIN ISLANDS  3.4%
   1,000    Virgin Islands Pub Fin Auth Refinery Sr Sec
            Hovensa Refinery Fac Rev (AMT)................. 4.700    07/01/22          933,580
   3,000    Virgin Islands Pub Fin Auth Rev Gross Rcpt
            Taxes Ln Nt Ser A (ACA Insd) (Prerefunded @
            10/01/10)...................................... 6.125    10/01/29        3,251,820

 14                                            See Notes to Financial Statements

VAN KAMPEN TRUST FOR INVESTMENT GRADE NEW YORK MUNICIPALS

PORTFOLIO OF INVESTMENTS -- OCTOBER 31, 2007 continued

PAR
AMOUNT
(000)       DESCRIPTION                                     COUPON   MATURITY        VALUE
----------------------------------------------------------------------------------------------
            U.S. VIRGIN ISLANDS (CONTINUED)
$  1,500    Virgin Islands Pub Fin Auth Rev Gross Rcpt
            Taxes Ln Nt Ser A.............................. 6.375%   10/01/19    $   1,616,700
   2,500    Virgin Islands Wtr & Pwr Auth Elec Sys Rev
            Ser A.......................................... 5.000    07/01/31        2,458,950
                                                                                 -------------
                                                                                     8,261,050
                                                                                 -------------
TOTAL INVESTMENTS  191.2%
  (Cost $456,001,520).........................................................     466,046,388
LIABILITY FOR FLOATING RATE NOTE OBLIGATIONS RELATED TO SECURITIES
  HELD  (32.6%)
  (Cost ($79,580,000))
 (79,580)   Notes with interest rates ranging from 3.47% to 3.60% at October
            31, 2007 and contractual maturities of collateral ranging from
            2019 to 2037 (See Note 1) (g).....................................     (79,580,000)
                                                                                 -------------

TOTAL NET INVESTMENTS  158.6%
  (Cost $376,421,520).........................................................     386,466,388

OTHER ASSETS IN EXCESS OF LIABILITIES  0.9%...................................       2,315,395

PREFERRED SHARES (INCLUDING ACCRUED DISTRIBUTIONS)  (59.5%)...................    (145,081,216)
                                                                                 -------------

NET ASSETS APPLICABLE TO COMMON SHARES  100.0%................................   $ 243,700,567
                                                                                 =============

Percentages are calculated as a percentage of net assets applicable to common shares.

(a) Underlying security related to Inverse Floaters entered into by the Trust. See Note 1.

(b) The Trust owns 100% of the outstanding bond issuance.

(c) Escrowed to Maturity

(d) Security is restricted and may be resold only in transactions exempt from registration which are normally those transactions with qualified institutional buyers. Restricted securities comprise 0.9% of net assets applicable to common shares.

(e) All or a portion of this security has been physically segregated in connection with open futures contracts.

(f) Security purchased on a when-issued or delayed delivery basis.

(g) Floating rate notes. The interest rates shown reflect the rates in effect at October 31, 2007.

ACA--American Capital Access

AMBAC--AMBAC Indemnity Corp.

AMT--Alternative Minimum Tax

CIFG--CDC IXIS Financial Guaranty

Comwlth--Commonwealth of Puerto Rico

See Notes to Financial Statements                                             15

VAN KAMPEN TRUST FOR INVESTMENT GRADE NEW YORK MUNICIPALS

PORTFOLIO OF INVESTMENTS -- OCTOBER 31, 2007 continued

Connie Lee--Connie Lee Insurance Co.

FGIC--Financial Guaranty Insurance Co.

FHA--Federal Housing Administration

FSA--Financial Security Assurance Inc.

MBIA--Municipal Bond Investors Assurance Corp.

POL CTL-SRF--State Water Pollution Control Revolving Fund

SONYMA--State of New York Mortgage Agency

XLCA--XL Capital Assurance Inc.

FUTURES CONTRACTS OUTSTANDING AS OF OCTOBER 31, 2007:

                                                                              UNREALIZED
                                                                             APPRECIATION/
                                                                CONTRACTS    DEPRECIATION
SHORT CONTRACTS:
U.S. Treasury Bonds Futures, December 2007
  (Current Notional Value of $112,594 per contract).........       556         $(204,834)
                                                                   ===         =========

 16                                            See Notes to Financial Statements

VAN KAMPEN TRUST FOR INVESTMENT GRADE NEW YORK MUNICIPALS

FINANCIAL STATEMENTS

Statement of Assets and Liabilities
October 31, 2007

ASSETS:
Total Investments (Cost $456,001,520).......................  $466,046,388
Receivables:
  Interest..................................................     6,381,809
  Variation Margin on Futures...............................       556,000
  Investments Sold..........................................        80,000
Other.......................................................         4,747
                                                              ------------
    Total Assets............................................   473,068,944
                                                              ------------
LIABILITIES:
Payables:
  Floating Rate Note Obligations............................    79,580,000
  Investments Purchased.....................................     1,941,140
  Custodian Bank............................................     1,391,835
  Investment Advisory Fee...................................       149,159
  Trust Shares Repurchased..................................        61,299
  Income Distributions--Common Shares.......................        60,098
  Other Affiliates..........................................        23,544
Trustees' Deferred Compensation and Retirement Plans........       960,985
Accrued Expenses............................................       119,101
                                                              ------------
    Total Liabilities.......................................    84,287,161
Preferred Shares (including accrued distributions)..........   145,081,216
                                                              ------------
NET ASSETS APPLICABLE TO COMMON SHARES......................  $243,700,567
                                                              ============
NET ASSET VALUE PER COMMON SHARE ($243,700,567 divided by
  15,420,660 shares outstanding)............................  $      15.80
                                                              ============
NET ASSETS CONSIST OF:
Common Shares ($0.01 par value with an unlimited number of
  shares authorized, 15,420,660 shares issued and
  outstanding)..............................................  $    154,207
Paid in Surplus.............................................   235,642,285
Net Unrealized Appreciation.................................     9,840,034
Accumulated Undistributed Net Investment Income.............       513,690
Accumulated Net Realized Loss...............................    (2,449,649)
                                                              ------------
NET ASSETS APPLICABLE TO COMMON SHARES......................  $243,700,567
                                                              ============
PREFERRED SHARES ($0.01 par value, authorized 100,000,000
  shares, 5,800 issued with liquidation preference of
  $25,000 per share)........................................  $145,000,000
                                                              ============
NET ASSETS INCLUDING PREFERRED SHARES.......................  $388,700,567
                                                              ============

See Notes to Financial Statements                                             17

VAN KAMPEN TRUST FOR INVESTMENT GRADE NEW YORK MUNICIPALS

FINANCIAL STATEMENTS continued

Statement of Operations
For the Year Ended October 31, 2007

INVESTMENT INCOME:
Interest....................................................  $ 22,247,078
                                                              ------------
EXPENSES:
Interest and Residual Trust Expenses........................     2,594,018
Investment Advisory Fee.....................................     2,192,717
Preferred Share Maintenance.................................       390,157
Trustees' Fees and Related Expenses.........................        83,502
Professional Fees...........................................        82,575
Accounting and Administrative Expenses......................        76,875
Reports to Shareholders.....................................        48,944
Custody.....................................................        37,172
Transfer Agent Fees.........................................        28,220
Registration Fees...........................................        21,383
Other.......................................................        44,843
                                                              ------------
    Total Expenses..........................................     5,600,406
    Investment Advisory Fee Reduction.......................       365,163
    Less Credits Earned on Cash Balances....................           453
                                                              ------------
  Net Expenses..............................................     5,234,790
                                                              ------------
NET INVESTMENT INCOME.......................................  $ 17,012,288
                                                              ============
REALIZED AND UNREALIZED GAIN/LOSS:
Realized Gain/Loss:
  Investments...............................................  $ (1,601,261)
  Futures...................................................    (1,291,314)
  Swap Contracts............................................      (481,802)
                                                              ------------
Net Realized Loss...........................................    (3,374,377)
                                                              ------------
Unrealized Appreciation/Depreciation:
  Beginning of the Period...................................    22,318,462
                                                              ------------
  End of the Period:
    Investments.............................................    10,044,868
    Futures.................................................      (204,834)
                                                              ------------
                                                                 9,840,034
                                                              ------------
Net Unrealized Depreciation During the Period...............   (12,478,428)
                                                              ------------
NET REALIZED AND UNREALIZED LOSS............................  $(15,852,805)
                                                              ============
DISTRIBUTIONS TO PREFERRED SHAREHOLDERS.....................  $ (5,431,235)
                                                              ============
NET DECREASE IN NET ASSETS APPLICABLE TO COMMON SHARES FROM
  OPERATIONS................................................  $ (4,271,752)
                                                              ============

 18                                            See Notes to Financial Statements

VAN KAMPEN TRUST FOR INVESTMENT GRADE NEW YORK MUNICIPALS

FINANCIAL STATEMENTS continued

Statements of Changes in Net Assets

                                                                FOR THE            FOR THE
                                                               YEAR ENDED         YEAR ENDED
                                                            OCTOBER 31, 2007   OCTOBER 31, 2006
                                                            -----------------------------------
FROM INVESTMENT ACTIVITIES:
Operations:
Net Investment Income.....................................    $ 17,012,288       $ 16,191,588
Net Realized Gain/Loss....................................      (3,374,377)         4,149,742
Net Unrealized Appreciation/Depreciation During
  the Period..............................................     (12,478,428)         3,287,448
Distributions to Preferred Shareholders:
  Net Investment Income...................................      (4,885,120)        (4,042,285)
  Net Realized Gain.......................................        (546,115)          (942,237)
                                                              ------------       ------------
Change in Net Assets Applicable to Common Shares from
  Operations..............................................      (4,271,752)        18,644,256
Distributions to Common Shareholders:
  Net Investment Income...................................     (12,018,675)       (12,401,507)
  Net Realized Gain.......................................      (1,673,661)        (3,912,434)
                                                              ------------       ------------

NET CHANGE IN NET ASSETS APPLICABLE TO COMMON SHARES FROM
  INVESTMENT ACTIVITIES...................................     (17,964,088)         2,330,315

FROM CAPITAL TRANSACTIONS:
Repurchase of Shares......................................        (956,864)               -0-
                                                              ------------       ------------
TOTAL INCREASE/DECREASE IN NET ASSETS APPLICABLE TO COMMON
  SHARES..................................................     (18,920,952)         2,330,315
NET ASSETS APPLICABLE TO COMMON SHARES:
Beginning of the Period...................................     262,621,519        260,291,204
                                                              ------------       ------------
End of the Period (Including accumulated undistributed
  net investment income of $513,690 and $386,078,
  respectively)...........................................    $243,700,567       $262,621,519
                                                              ============       ============

See Notes to Financial Statements                                             19

VAN KAMPEN TRUST FOR INVESTMENT GRADE NEW YORK MUNICIPALS

FINANCIAL STATEMENTS continued

Statement of Cash Flows
For the Year Ended October 31, 2007

CHANGE IN NET ASSETS FROM OPERATIONS (INCLUDING PREFERRED
  SHARE DISTRIBUTIONS)......................................  $  (4,271,752)
                                                              -------------
Adjustments to Reconcile the Change in Net Assets from
  Operations to Net Cash Used for Operating Activities:
  Purchases of Investments..................................   (124,617,093)
  Proceeds from Sales.......................................     87,269,356
  Net Sales of Short-Term Investments.......................        500,000
  Amortization of Premium...................................        907,772
  Accretion of Discount.....................................       (149,246)
  Net Realized Loss on Investments..........................      1,601,261
  Net Change in Unrealized Depreciation on Investments......     13,313,972
  Increase in Swap Contracts................................       (355,615)
  Increase in Variation Margin on Futures...................       (801,156)
  Increase in Interest Receivables and Other Assets.........       (107,703)
  Decrease in Receivable for Investments Sold...............     47,195,468
  Increase in Accrued Expenses and Other Payables...........         38,105
  Decrease in Investments Purchased Payable.................    (45,395,349)
                                                              -------------
    Total Adjustments.......................................    (20,600,228)
                                                              -------------
NET CASH USED FOR OPERATING ACTIVITIES......................    (24,871,980)
                                                              -------------
CASH FLOWS FROM FINANCING ACTIVITIES
  Repurchased Shares........................................       (895,565)
  Dividends Paid............................................    (13,675,572)
  Proceeds from and Repayments of Floating Rate Note
    Obligations.............................................     37,985,000
  Change in Custodian Bank Payable..........................      1,391,835
                                                              -------------
NET CASH PROVIDED BY FINANCING ACTIVITIES...................     24,805,698
                                                              -------------
Net Decrease in Cash........................................        (66,282)
Cash at the Beginning of the Period.........................         66,282
                                                              -------------
CASH AT THE END OF THE PERIOD...............................  $         -0-
                                                              =============
Supplemental Disclosures of Cash Flow Information
  Cash Paid During the Year for Interest....................  $   2,594,018
                                                              =============

 20                                            See Notes to Financial Statements

VAN KAMPEN TRUST FOR INVESTMENT GRADE NEW YORK MUNICIPALS

FINANCIAL HIGHLIGHTS

THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE COMMON SHARE OF THE TRUST OUTSTANDING THROUGHOUT THE PERIODS INDICATED.

                                                             YEAR ENDED OCTOBER 31,
                                            --------------------------------------------------------
                                             2007         2006         2005         2004      2003
                                            --------------------------------------------------------
NET ASSET VALUE, BEGINNING OF THE
  PERIOD..................................  $ 16.96      $ 16.81      $ 17.23      $ 17.37   $ 17.59
                                            -------      -------      -------      -------   -------
  Net Investment Income...................     1.10(a)      1.05(a)      1.07         1.12      1.17
  Net Realized and Unrealized Gain/Loss...    (1.01)        0.47        (0.29)        0.31      0.20
  Common Share Equivalent of Distributions
    Paid to Preferred Shareholders:
    Net Investment Income.................    (0.32)       (0.26)       (0.21)       (0.09)    (0.06)
    Net Realized Gain.....................    (0.04)       (0.06)        0.00(f)     (0.02)    (0.04)
                                            -------      -------      -------      -------   -------
Total from Investment Operations..........    (0.27)        1.20         0.57         1.32      1.27
Distributions Paid to Common Shareholders:
    Net Investment Income.................    (0.78)       (0.80)       (0.94)       (1.06)    (1.13)
    Net Realized Gain.....................    (0.11)       (0.25)       (0.05)       (0.40)    (0.36)
                                            -------      -------      -------      -------   -------
NET ASSET VALUE, END OF THE PERIOD........  $ 15.80      $ 16.96      $ 16.81      $ 17.23   $ 17.37
                                            =======      =======      =======      =======   =======
Common Share Market Price at End of the
  Period..................................  $ 14.91      $ 15.12      $ 15.57      $ 15.70   $ 16.60
Total Return* (b).........................     4.38%        4.13%        5.65%        3.24%    11.07%
Net Assets Applicable to Common Shares at
  End of the Period (In millions).........  $ 243.7      $ 262.6      $ 260.3      $ 107.0   $ 107.8
Ratio of Expenses to Average Net Assets
  Applicable to Common Shares* (c)........     2.06%        1.33%        1.40%        1.37%     1.38%
Ratio of Net Investment Income to Average
  Net Assets Applicable to Common Shares*
  (c).....................................     6.71%        6.29%        6.24%        6.56%     6.73%
Portfolio Turnover........................       19%          39%          41%          10%       22%
* If certain expenses had not been voluntarily assumed by Van Kampen, total return would have been lower and the ratios would have been as follows:
  Ratio of Expenses to Average Net Assets
    Applicable to Common Shares (c).......     2.21%         N/A          N/A          N/A       N/A
  Ratio of Net Investment Income to
    Average Net Assets Applicable to
    Common Shares (c).....................     6.56%         N/A          N/A          N/A       N/A
SUPPLEMENTAL RATIOS:
Ratio of Expenses (Excluding Interest and
  Residual Trust Expenses) to Average Net
  Assets Applicable to Common Shares
  (c).....................................     1.04%        1.25%        1.40%        1.37%     1.38%
Ratio of Expenses (Excluding Interest and
  Residual Trust Expenses) to Average Net
  Assets Including Preferred Shares (c)...     0.66%        0.80%        0.89%        0.87%     0.89%
Ratio of Net Investment Income to Average
  Net Assets Applicable to Common Shares
  (d).....................................     4.78%        4.72%        5.01%        6.04%     6.36%
SENIOR SECURITIES:
Total Preferred Shares Outstanding........    5,800        5,800        5,800        2,400     2,400
Asset Coverage Per Preferred Share (e)....  $67,031      $70,290      $69,885      $69,600   $69,907
Involuntary Liquidating Preference Per
  Preferred Share.........................  $25,000      $25,000      $25,000      $25,000   $25,000
Average Market Value Per Preferred
  Share...................................  $25,000      $25,000      $25,000      $25,000   $25,000

(a)Based on average shares outstanding.

(b)Total return assumes an investment at the common share market price at the beginning of the period indicated, reinvestment of all distributions for the period in accordance with the Trust's dividend reinvestment plan, and sale of all shares at the closing common share market price at the end of the period indicated.

(c)Ratios do not reflect the effect of dividend payments to preferred shareholders.

(d)Ratios reflect the effect of dividend payments to preferred shareholders.

(e)Calculated by subtracting the Trust's total liabilities (not including the preferred shares) from the Trust's total assets and dividing this by the number of preferred shares outstanding.

(f)Amount is less than $0.01 per share.

N/A=Not Applicable

See Notes to Financial Statements                                             21

VAN KAMPEN TRUST FOR INVESTMENT GRADE NEW YORK MUNICIPALS

NOTES TO FINANCIAL STATEMENTS -- OCTOBER 31, 2007

1. SIGNIFICANT ACCOUNTING POLICIES

Van Kampen Trust for Investment Grade New York Municipals (the "Trust") is registered as a non-diversified, closed-end management investment company under the Investment Company Act of 1940 (the "1940 Act"), as amended. The Trust's investment objective is to seek to provide a high level of current income exempt from federal as well as New York State and New York City income taxes, consistent with preservation of capital. The Trust will invest substantially all of its assets in New York municipal securities rated investment grade at the time of investment but may invest up to 20% of its assets in unrated securities which are believed to be of comparable quality to those rated investment grade. The Trust commenced investment operations on March 27, 1992.

    The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

A. SECURITY VALUATION Municipal bonds are valued by independent pricing services or dealers using the mean of the last reported bid and asked prices or, in the absence of market quotations, at fair value based upon yield data relating to municipal bonds with similar characteristics and general market conditions. Securities which are not valued by independent pricing services or dealers are valued at fair value using procedures established in good faith by the Board of Trustees. Futures contracts are valued at the settlement price established each day on the exchange on which they are traded. Interest rate swaps are valued using market quotations obtained from brokers. Short-term securities with remaining maturities of 60 days or less are valued at amortized cost, which approximates market value.

B. SECURITY TRANSACTIONS Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis. The Trust may purchase and sell securities on a "when-issued" or "delayed delivery" basis with settlement to occur at a later date. The value of the security so purchased is subject to market fluctuations during this period. The Trust will segregate assets with the custodian having an aggregate value at least equal to the amount of the when-issued or delayed delivery purchase commitments until payment is made. At October 31, 2007, the Trust had $1,941,140 of when-issued or delayed delivery purchase commitments.

C. INVESTMENT INCOME Interest income is recorded on an accrual basis. Bond premium is amortized and discount is accreted over the expected life of each applicable security.

D. FEDERAL INCOME TAXES It is the Trust's policy to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes is required.

    The Trust intends to utilize provisions of the federal income tax laws which allow it to carry a realized capital loss forward for eight years following the year of the loss and offset

VAN KAMPEN TRUST FOR INVESTMENT GRADE NEW YORK MUNICIPALS

NOTES TO FINANCIAL STATEMENTS -- OCTOBER 31, 2007 continued

these losses against any future realized capital gains. At October 31, 2007, the Fund had an accumulated capital loss carryforward for tax purposes of $2,899,423, which will expire on October 31, 2015.

    At October 31, 2007, the cost and related gross unrealized appreciation and depreciation are as follows:

Cost of investments for tax purposes........................    $375,661,458
                                                                ============
Gross tax unrealized appreciation...........................    $ 14,271,537
Gross tax unrealized depreciation...........................      (3,466,607)
                                                                ------------
Net tax unrealized appreciation on investments..............    $ 10,804,930
                                                                ============

E. DISTRIBUTION OF INCOME AND GAINS The Trust declares and pays monthly dividends from net investment income to common shareholders. Net realized gains, if any, are distributed at least annually on a pro rata basis to common and preferred shareholders. Distributions from net realized gains for book purposes may include short-term capital gains and a portion of futures gains, which are included as ordinary income for tax purposes.

    The tax character of distributions paid during the years ended October 31, 2007 and 2006 was as follows:

                                                                 2007           2006
Distributions paid from:
  Ordinary income...........................................  $   169,769    $   372,641
  Tax-exempt income.........................................   16,718,238     16,184,173
  Long-term capital gain....................................    2,218,800      4,690,953
                                                              -----------    -----------
                                                              $19,106,807    $21,247,767
                                                              ===========    ===========

    Permanent differences, primarily due to excise taxes paid which are nondeductible for tax purposes and distribution reclassifications, resulted in the following reclassifications among the Trust's components of net assets at October 31, 2007:

ACCUMULATED UNDISTRIBUTED      ACCUMULATED
  NET INVESTMENT INCOME     NET REALIZED LOSS   PAID IN SURPLUS
         $19,119                  $976             $(20,095)

    As of October 31, 2007, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income...............................    $      481
Undistributed tax-exempt income.............................     1,100,385
Undistributed long-term capital gain........................           -0-

    Net realized gains or losses may differ for financial reporting and tax purposes primarily as a result of gains or losses recognized on securities for tax purposes but not for book purposes and gains and losses recognized for tax purposes on open futures transactions on October 31, 2007.

VAN KAMPEN TRUST FOR INVESTMENT GRADE NEW YORK MUNICIPALS

NOTES TO FINANCIAL STATEMENTS -- OCTOBER 31, 2007 continued

F. EXPENSE REDUCTIONS During the year ended October 31, 2007, the Trust's custody fee was reduced by $453 as a result of credits earned on cash balances.

G. FLOATING RATE NOTE OBLIGATIONS RELATED TO SECURITIES HELD The Trust enters into transactions in which it transfers to dealer trusts fixed rate bonds in exchange for cash and residual interests in the dealer trusts' assets and cash flows, which are in the form of inverse floating rate investments. The dealer trusts fund the purchases of the fixed rate bonds by issuing floating rate notes to third parties and allowing the Trust to retain residual interests in the bonds. The Trust enters into shortfall agreements with the dealer trusts, which commit the Trust to pay the dealer trusts, in certain circumstances, the difference between the liquidation value of the fixed rate bonds held by the dealer trusts and the liquidation value of the floating rate notes held by third parties, as well as any shortfalls in interest cash flows. The residual interests held by the Trust (inverse floating rate investments) include the right of the Trust (1) to cause the holders of the floating rate notes to tender their notes at par at the next interest rate reset date, and (2) to transfer the municipal bond from the dealer trusts to the Trust, thereby collapsing the dealer trusts. The Trust accounts for the transfer of bonds to the dealer trusts as secured borrowings, with the securities transferred remaining in the Trust's investment assets, and the related floating rate notes reflected as Trust liabilities under the caption "Floating Rate Note Obligations" on the Statement of Assets and Liabilities. The Trust records the interest income from the fixed rate bonds under the caption "Interest" and records the expenses related to floating rate note obligations and any administrative expenses of the dealer trusts under the caption "Interest and Residual Trust Expenses" on the Trust's Statement of Operations. The notes issued by the dealer trusts have interest rates that reset weekly and the floating rate note holders have the option to tender their notes to the dealer trusts for redemption at par at each reset date. At October 31, 2007, Trust investments with a value of $109,617,571 are held by the dealer trusts and serve as collateral for the $79,580,000 in floating rate notes outstanding at that date. Contractual maturities of the floating rate notes and interest rates in effect at October 31, 2007 are presented on the Portfolio of Investments. The average floating rate notes outstanding and average annual interest and fee rate related to residual interests during the fiscal year ended October 31, 2007 were $66,845,385 and 3.88%, respectively.

2. INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Under the terms of the Trust's Investment Advisory Agreement, Van Kampen Asset Management (the "Adviser") will provide investment advice and facilities to the Trust for an annual fee payable monthly of .55% of the average daily net assets including preferred shares of the Trust. Effective December 1, 2006, the Adviser has agreed to waive investment advisory fees equal to 0.10% of the average daily net assets including preferred shares of the Trust. During the period ended October 31, 2007, the Adviser waived $365,163 of its advisory fees. This waiver is voluntary and can be discontinued at any time.

    For the year ended October 31, 2007, the Trust recognized expenses of approximately $28,500 representing legal services provided by Skadden, Arps, Slate, Meagher & Flom LLP, of which a trustee of the Trust is a partner of such firm and he and his law firm provide legal services as legal counsel to the Trust.

    Under separate Legal Services, Accounting Services and Chief Compliance Officer (CCO) Employment agreements, the Adviser provides accounting and legal services and the CCO

VAN KAMPEN TRUST FOR INVESTMENT GRADE NEW YORK MUNICIPALS

NOTES TO FINANCIAL STATEMENTS -- OCTOBER 31, 2007 continued

provides compliance services to the Trust. The costs of these services are allocated to each trust. For the year ended October 31, 2007, the Trust recognized expenses of approximately $62,300 representing Van Kampen Investments Inc.'s or its affiliates' (collectively "Van Kampen") cost of providing accounting and legal services to the Trust, as well as the salary, benefits and related costs of the CCO and related support staff paid by Van Kampen. Services provided pursuant to the Legal Services agreement are reported as part of "Professional Fees" on the Statement of Operations. Services provided pursuant to the Accounting Services and CCO Employment agreement are reported as part of "Accounting and Administrative Expenses" on the Statement of Operations.

    Certain officers and trustees of the Trust are also officers and directors of Van Kampen. The Trust does not compensate its officers or trustees who are also officers of Van Kampen.

    The Trust provides deferred compensation and retirement plans for its trustees who are not officers of Van Kampen. Under the deferred compensation plan, trustees may elect to defer all or a portion of their compensation to a later date. Benefits under the retirement plan are payable upon retirement for a ten-year period and are based upon each trustee's years of service to the Trust. The maximum annual benefit per trustee under the plan is $2,500.

3. CAPITAL TRANSACTIONS

For the years ended October 31, 2007 and 2006, transactions in common shares were as follows:

                                                             YEAR ENDED          YEAR ENDED
                                                          OCTOBER 31, 2007    OCTOBER 31, 2006
Beginning Shares........................................     15,482,525          15,482,525
Shares Repurchased*.....................................        (61,865)                -0-
                                                             ----------          ----------
Ending Shares...........................................     15,420,660          15,482,525
                                                             ==========          ==========

* On February 28, 2007, the Trust commenced a share repurchase program for purposes of enhancing stockholder value and reducing the discount at which the Trust's shares trade from their net asset value. For the period ended October 31, 2007, the Trust repurchased 61,865 of its shares at an average discount of 5.91% from net asset value per share. The Trust expects to continue to repurchase its outstanding shares at such time and in such amounts as it believes such activity will further the accomplishment of the foregoing objectives, subject to the review of the Trustees.

4. INVESTMENT TRANSACTIONS

During the period, the cost of purchases and proceeds from sales of investments, excluding short-term investments, were $124,617,093 and $87,269,356, respectively.

5. DERIVATIVE FINANCIAL INSTRUMENTS

A derivative financial instrument in very general terms refers to a security whose value is "derived" from the value of an underlying asset, reference rate or index.

    In order to seek to manage the interest rate exposure of the Trust's portfolio in a changing interest rate environment, the Trust may purchase or sell financial futures contracts or engage in transactions involving interest rate swaps, caps, floors or collars. The Trust expects to enter into these transactions primarily as a hedge against anticipated interest rate or fixed-income market changes, for duration management or for risk management purposes,

VAN KAMPEN TRUST FOR INVESTMENT GRADE NEW YORK MUNICIPALS

NOTES TO FINANCIAL STATEMENTS -- OCTOBER 31, 2007 continued

but may also enter into these transactions to generate additional income. All of the Trust's portfolio holdings, including derivative instruments, are marked to market each day with the change in value reflected in the unrealized appreciation/depreciation. Upon disposition, a realized gain or loss is recognized accordingly, except when taking delivery of a security underlying a futures contract. In these instances, the recognition of gain or loss is postponed until the disposal of the security underlying the futures contract.

    Summarized below are the specific types of derivative financial instruments used by the Trust.

A. FUTURES CONTRACTS A futures contract is an agreement involving the delivery of a particular asset on a specified future date at an agreed upon price. The Trust generally invests in exchange traded futures contracts on U.S. Treasury securities and typically closes the contract prior to the delivery date. These contracts are generally used to manage the Trust's effective maturity and duration. Upon entering into futures contracts, the Trust maintains an amount of cash or liquid securities with a value equal to a percentage of the contract amount with either a futures commission merchant pursuant to the rules and regulations promulgated under the 1940 Act, as amended, or with its custodian in an account in the broker's name. This amount is known as initial margin. During the period the futures contract is open, payments are received from or made to the broker based upon changes in the value of the contract (the variation margin). The risk of loss associated with a futures contract is in excess of the variation margin reflected on the Statement of Assets and Liabilities.

    Transactions in futures contracts for the year ended October 31, 2007 were as follows:

                                                                CONTRACTS
Outstanding at October 31, 2006.............................        361
Futures Opened..............................................      2,999
Futures Closed..............................................     (2,804)
                                                                 ------
Outstanding at October 31, 2007.............................        556
                                                                 ======

B. INTEREST RATE SWAPS The Trust may enter into forward interest rate swap transactions intended to help the Trust manage its overall interest rate sensitivity, either shorter or longer, generally to more closely align the Trust's interest rate sensitivity with that of the broader municipal market. Forward interest rate swap transactions involve the Trust's agreement with a counterparty to pay, in the future, a fixed or variable rate payment in exchange for the counterparty paying the Trust a variable or fixed rate payment, the accruals for which would begin at a specified date in the future (the "effective date"). The amount of the payment obligation is based on the notional amount of the forward swap contract and the termination date of the swap (which is akin to a bond's maturity). The value of the Trust's swap commitment would increase or decrease based primarily on the extent to which long-term interest rates for bonds having a maturity of the swap's termination date increases or decreases. The Trust may terminate a swap contract prior to the effective date, at which point a realized gain or loss is recognized. When a forward swap is terminated, it ordinarily does not involve the delivery of securities or other underlying assets or principal, but rather is settled in cash on a net basis. The Trust intends, but is not obligated, to terminate its forward swaps before the effective date. Accordingly, the risk of loss with respect to the swap

VAN KAMPEN TRUST FOR INVESTMENT GRADE NEW YORK MUNICIPALS

NOTES TO FINANCIAL STATEMENTS -- OCTOBER 31, 2007 continued

counterparty on such transactions is limited to the credit risk associated with a counterparty failing to honor its commitment to pay any realized gain to the Trust upon termination. To reduce such credit risk, all counterparties are required to pledge collateral daily (based on the daily valuation of each swap) on behalf of the Trust with a value approximately equal to the amount of any unrealized gain. Reciprocally, when the Trust has an unrealized loss on a swap contract, the Trust has instructed the custodian to pledge cash or liquid securities as collateral with a value approximately equal to the amount of the unrealized loss. Collateral pledges are monitored and subsequently adjusted if and when the swap valuations fluctuate. Restricted cash for segregating purposes, if any, is shown on the Statement of Assets and Liabilities.

C. INVERSE FLOATING RATE INVESTMENTS The Trust may invest a portion of its assets in inverse floating rate instruments, either through outright purchases of inverse floating rate securities or through the transfer of bonds to a dealer trust in exchange for cash and residual interests in the dealer trust. These investments are typically used by the Trust in seeking to enhance the yield of the portfolio. These instruments typically involve greater risks than a fixed rate municipal bond. In particular, these instruments are acquired through leverage or may have leverage embedded in them and therefore involve many of the risks associated with leverage. Leverage is a speculative technique that may expose the Trust to greater risk and increased costs. Leverage may cause the Trust's net asset value to be more volatile than if it had not been leveraged because leverage tends to magnify the effect of any increases or decreases in the value of the Trust's portfolio securities. The use of leverage may also cause the Trust to liquidate portfolio positions when it may not be advantageous to do so in order to satisfy its obligations with respect to inverse floating rate instruments.

6. PREFERRED SHARES

The Trust has outstanding 5,800 Auction Preferred Shares (APS) in three series. Series A contains 2,400 shares, Series B contains 1,800 shares and Series C contains 1,600 shares. Dividends are cumulative and the dividend rates are generally reset every 28 days for Series A and B, while Series C is generally reset every 7 days through an auction process. The average rate in effect on October 31, 2007 was 3.774%. During the year ended October 31, 2007, the rates ranged from 3.100% to 4.850%.

    The Trust pays annual fees equivalent to .25% of the preferred share liquidation value for the remarketing efforts associated with the preferred auctions. These fees are included as a component of "Preferred Share Maintenance" expense on the Statement of Operations.

    The APS are redeemable at the option of the Trust in whole or in part at the liquidation value of $25,000 per share plus accumulated and unpaid dividends. The Trust is subject to certain asset coverage tests and the APS are subject to mandatory redemption if the tests are not met.

7. INDEMNIFICATIONS

The Trust enters into contracts that contain a variety of indemnifications. The Trust's maximum exposure under these arrangements is unknown. However, the Trust has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

VAN KAMPEN TRUST FOR INVESTMENT GRADE NEW YORK MUNICIPALS

NOTES TO FINANCIAL STATEMENTS -- OCTOBER 31, 2007 continued

8. ACCOUNTING PRONOUNCEMENTS

In July 2006, the Financial Accounting Standards Board (FASB) issued Interpretation 48, Accounting for Uncertainty in Income Taxes--an interpretation of FASB Statement 109 (FIN 48). FIN 48 clarifies the accounting for income taxes by prescribing the minimum recognition threshold a tax position must meet before being recognized in the financial statements. FIN 48 is effective for the fiscal years beginning after December 15, 2006 and is to be applied to all open tax years as of the effective date. Recent SEC guidance allows implementing FIN 48 in the trust NAV calculations as late as the trust's last NAV calculation in the first required financial statement period. As a result, the Trust will incorporate FIN 48 in its semiannual report on April 30, 2008. The impact to the Trust's financial statements, if any, is currently being assessed.

    In addition, in September 2006, Statement of Financial Accounting Standards No. 157, Fair Value Measurements (SFAS 157), was issued and is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Management is currently evaluating the impact the adoption of SFAS 157 will have on the Trust's financial statement disclosures.

VAN KAMPEN TRUST FOR INVESTMENT GRADE NEW YORK MUNICIPALS

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees and Shareholders of Van Kampen Trust for Investment Grade New York Municipals

We have audited the accompanying statement of assets and liabilities of Van Kampen Trust for Investment Grade New York Municipals (the "Trust"), including the portfolio of investments, as of October 31, 2007, the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

    We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Trust is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2007, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

    In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Van Kampen Trust for Investment Grade New York Municipals as of October 31, 2007, the results of its operations and cash flows for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP
Chicago, Illinois
December 24, 2007

VAN KAMPEN TRUST FOR INVESTMENT GRADE NEW YORK MUNICIPALS

DIVIDEND REINVESTMENT PLAN

    The dividend reinvestment plan (the "Plan") offers you a prompt and simple way to reinvest your dividends and capital gains distributions into additional shares of the Trust. Under the Plan, the money you earn from dividends and capital gains distributions will be reinvested automatically in more shares of the Trust, allowing you to potentially increase your investment over time.

PLAN BENEFITS

- ADD TO YOUR ACCOUNT

    You may increase your shares in the Trust easily and automatically with the Plan.

- LOW TRANSACTION COSTS

    Shareholders who participate in the Plan are able to buy shares at below-market prices when the Trust is trading at a premium to its net asset value. In addition, transaction costs are low because when new shares are issued by the Trust, there is no brokerage fee, and when shares are bought in blocks on the open market, the brokerage commission is shared among all participants.

- CONVENIENCE

    You will receive a detailed account statement from Computershare Trust Company, N.A., which administers the Plan, whenever shares are reinvested for you. The statement shows your total distributions, date of investment, shares acquired, and price per share, as well as the total number of shares in your reinvestment account. You can also access your account via the Internet. To do this, please go to vankampen.com.

- SAFEKEEPING

    Computershare Trust Company, N.A. will hold the shares it has acquired for you in safekeeping.

HOW TO PARTICIPATE IN THE PLAN

    If you own shares in your own name, you can participate directly in the Plan. If your shares are held in "street name"--in the name of your brokerage firm, bank, or other financial institution--you must instruct that entity to participate on your behalf. If they are unable to participate on your behalf, you may request that they reregister your shares in your own name so that you may enroll in the Plan.

    If you choose to participate in the Plan, your dividends and capital gains distributions will be promptly reinvested for you, automatically increasing your

VAN KAMPEN TRUST FOR INVESTMENT GRADE NEW YORK MUNICIPALS

DIVIDEND REINVESTMENT PLAN continued

shares. If the Trust is trading at a share price that is equal to its net asset value (NAV), you'll pay that amount for your reinvested shares. However, if the Trust is trading above or below NAV, the price is determined by one of two ways:

    1. PREMIUM If the Trust is trading at a premium--a market price that is higher than its NAV--you'll pay either the NAV or 95 percent of the market price, whichever is greater. When the Trust trades at a premium, you'll pay less for your reinvested shares than an ordinary investor purchasing shares on the stock exchange. Keep in mind, a portion of your price reduction may be taxable because you are receiving shares at less than market price.

    2. DISCOUNT If the Trust is trading at a discount--a market price that is lower than its NAV--you'll pay the market price for your reinvested shares.

HOW TO ENROLL

    To enroll in the Plan, please read the Terms and Conditions in the Plan brochure. You can obtain a copy of the Plan Brochure and enroll in the Plan by visiting vankampen.com, calling toll-free (800) 341-2929 or notifying us in writing at Van Kampen Closed End Funds, Computershare Trust Company, N.A., P.O. Box 43078, Providence, RI 02940-3078. Please include the Trust name and account number and ensure that all shareholders listed on the account sign these written instructions. Your participation in the Plan will begin with the next dividend or capital gains distribution payable after Computershare Trust Company, N.A. receives your authorization, as long as they receive it before the "record date," which is generally ten business days before the dividend is paid. If your authorization arrives after such record date, your participation in the Plan will begin with the following dividend or distribution.

COSTS OF THE PLAN

    There is no direct charge to you for reinvesting dividends and capital gains distributions because the Plan's fees are paid by the Trust. However, when applicable, you will pay your portion of any brokerage commissions incurred when the new shares are purchased on the open market. These brokerage commissions are typically less than the standard brokerage charges for individual transactions, because shares are purchased for all participants in blocks, resulting in lower commissions for each individual participant. Any brokerage commissions or service fees are averaged into the purchase price.

TAX IMPLICATIONS

    The automatic reinvestment of dividends and capital gains distributions does not relieve you of any income tax that may be due on dividends or

VAN KAMPEN TRUST FOR INVESTMENT GRADE NEW YORK MUNICIPALS

DIVIDEND REINVESTMENT PLAN continued

distributions. You will receive tax information annually to help you prepare your federal and state income tax returns.

    Van Kampen does not offer tax advice. The tax information contained herein is general and is not exhaustive by nature. It was not intended or written to be used, and it cannot be used by any taxpayer, for avoiding penalties that may be imposed on the taxpayer under U.S. federal tax laws. Federal and state tax laws are complex and constantly changing. Shareholders should always consult a legal or tax advisor for information concerning their individual situation.

HOW TO WITHDRAW FROM THE PLAN

    To withdraw from the Plan please visit vankampen.com or call (800) 341-2929 or notify us in writing at the address below.

                          Van Kampen Closed-End Funds
                       Computershare Trust Company, N.A.
                                 P.O. Box 43078
                           Providence, RI 02940-3078

    All shareholders listed on the account must sign any written withdrawal instructions. If you withdraw, you have three options with regard to the shares held in your account:

    1. If you opt to continue to hold your non-certificated shares, they will be held by Computershare Trust Company N.A.

    2. If you opt to sell your shares through Van Kampen, we will sell all full and fractional shares and send the proceeds via check to your address of record after deducting brokerage commissions and a $2.50 service fee.

    3. You may sell your shares through your financial advisor through the Direct Registration Systems ("DRS"). DRS is a service within the securities industry that allows Trust shares to be held in your name in electronic format. You retain full ownership of your shares, without having to hold a stock certificate.

    The Trust and Computershare Trust Company, N.A. may amend or terminate the Plan. Participants will receive written notice at least 30 days before the effective date of any amendment. In the case of termination, Participants will receive written notice at least 30 days before the record date for the payment of any dividend or capital gains distribution by the Trust. In the case of amendment or termination necessary or appropriate to comply with applicable law or the rules and policies of the Securities and Exchange Commission or any other regulatory authority, such written notice will not be required.

TO OBTAIN A COMPLETE COPY OF THE DIVIDEND REINVESTMENT PLAN, PLEASE CALL OUR CLIENT RELATIONS DEPARTMENT AT 800-341-2929 OR VISIT VANKAMPEN.COM.

VAN KAMPEN TRUST FOR INVESTMENT GRADE NEW YORK MUNICIPALS

BOARD OF TRUSTEES, OFFICERS AND IMPORTANT ADDRESSES

BOARD OF TRUSTEES

DAVID C. ARCH
JERRY D. CHOATE
ROD DAMMEYER
LINDA HUTTON HEAGY
R. CRAIG KENNEDY
HOWARD J KERR
JACK E. NELSON
HUGO F. SONNENSCHEIN
WAYNE W. WHALEN* - Chairman
SUZANNE H. WOOLSEY

OFFICERS

RONALD E. ROBISON
President and Principal Executive Officer

DENNIS SHEA
Vice President

J. DAVID GERMANY
Vice President

AMY R. DOBERMAN
Vice President

STEFANIE V. CHANG
Vice President and Secretary

JOHN L. SULLIVAN
Chief Compliance Officer

STUART N. SCHULDT
Chief Financial Officer and Treasurer

INVESTMENT ADVISER

VAN KAMPEN ASSET MANAGEMENT
522 Fifth Avenue
New York, New York 10036

CUSTODIAN

STATE STREET BANK
AND TRUST COMPANY
One Lincoln Street
Boston, Massachusetts 02111

TRANSFER AGENT

COMPUTERSHARE TRUST COMPANY, N.A.
c/o Computershare Investor Services
P.O. Box 43078
Providence, Rhode Island 02940-3078

LEGAL COUNSEL

SKADDEN, ARPS, SLATE,
MEAGHER & FLOM LLP
333 West Wacker Drive
Chicago, Illinois 60606

INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM

DELOITTE & TOUCHE LLP
111 South Wacker Drive
Chicago, Illinois 60606-4301

 For federal income tax purposes, the following information is furnished with respect to the distributions paid by the Trust during its taxable year ended October 31, 2007. The Trust designated 99.0% of the income distributions as a tax-exempt income distribution. The Trust designated and paid $2,218,800 as long-term capital gain distribution. In January, the Trust provides tax information to shareholders for the preceding calendar year.

* "Interested persons" of the Trust, as defined in the Investment Company Act of 1940, as amended.

VAN KAMPEN TRUST FOR INVESTMENT GRADE NEW YORK MUNICIPALS

RESULTS OF SHAREHOLDER VOTES

The Annual Meeting of the Shareholders of the Trust was held on June 22, 2007, where shareholders voted on the election of trustees.

With regard to the election of the following trustees by the common shareholders of the Trust:

                                                                     # OF SHARES
                                                            ------------------------------
                                                             IN FAVOR             WITHHELD
------------------------------------------------------------------------------------------
R. Craig Kennedy..........................................  13,014,400            227,387
Jack E. Nelson............................................  13,008,299            233,488

With regard to the election of the following trustees by the preferred shareholders of the Trust:

                                                                      # OF SHARES
                                                              ----------------------------
                                                              IN FAVOR            WITHHELD
------------------------------------------------------------------------------------------
Hugo F. Sonnenschein........................................   4,258                 41

The other trustees of the Trust whose terms did not expire in 2007 are David C. Arch, Jerry D. Choate, Rod Dammeyer, Linda Hutton Heagy, Howard J Kerr, Wayne W. Whalen and Suzanne H. Woolsey.

VAN KAMPEN TRUST FOR INVESTMENT GRADE NEW YORK MUNICIPALS

TRUSTEES AND OFFICERS

The business and affairs of the Trust are managed under the direction of the Trust's Board of Trustees and the Trust's officers appointed by the Board of Trustees. The tables below list the trustees and executive officers of the Trust and their principal occupations during the last five years, other directorships held by trustees and their affiliations, if any, with Van Kampen Investments, the Adviser, the Distributor, Van Kampen Advisors Inc., Van Kampen Exchange Corp. and Investor Services. The term "Fund Complex" includes each of the investment companies advised by the Adviser as of the date of this Annual Report. Trustees of the Trust generally serve three year terms or until their successors are duly elected and qualified. Officers are annually elected by the trustees.

INDEPENDENT TRUSTEES:

                                                                                  NUMBER OF
                                            TERM OF                                FUNDS IN
                                           OFFICE AND                                FUND
                              POSITION(S)  LENGTH OF                               COMPLEX
NAME, AGE AND ADDRESS          HELD WITH      TIME     PRINCIPAL OCCUPATION(S)     OVERSEEN    OTHER DIRECTORSHIPS
OF INDEPENDENT TRUSTEE           TRUST       SERVED    DURING PAST 5 YEARS        BY TRUSTEE   HELD BY TRUSTEE
David C. Arch (62)            Trustee      Trustee     Chairman and Chief             73       Trustee/Director/Managing
Blistex Inc.                               since 1992  Executive Officer of                    General Partner of funds
1800 Swift Drive                                       Blistex Inc., a consumer                in the Fund Complex.
Oak Brook, IL 60523                                    health care products                    Director of the Heartland
                                                       manufacturer.                           Alliance, a nonprofit
                                                                                               organization serving
                                                                                               human needs based in
                                                                                               Chicago. Board member of
                                                                                               the Illinois
                                                                                               Manufacturers'
                                                                                               Association.

Jerry D. Choate (69)          Trustee      Trustee     Prior to January 1999,         73       Trustee/Director/Managing
33971 Selva Road                           since 2003  Chairman and Chief                      General Partner of funds
Suite 130                                              Executive Officer of the                in the Fund Complex.
Dana Point, CA 92629                                   Allstate Corporation                    Director of H&R Block,
                                                       ("Allstate") and Allstate               Amgen Inc., a
                                                       Insurance Company. Prior                biotechnological company,
                                                       to January 1995,                        and Valero Energy
                                                       President and Chief                     Corporation, an
                                                       Executive Officer of                    independent refining
                                                       Allstate. Prior to August               company.
                                                       1994, various management
                                                       positions at Allstate.

VAN KAMPEN TRUST FOR INVESTMENT GRADE NEW YORK MUNICIPALS
TRUSTEE AND OFFICER continued
                                                                                  NUMBER OF
                                            TERM OF                                FUNDS IN
                                           OFFICE AND                                FUND
                              POSITION(S)  LENGTH OF                               COMPLEX
NAME, AGE AND ADDRESS          HELD WITH      TIME     PRINCIPAL OCCUPATION(S)     OVERSEEN    OTHER DIRECTORSHIPS
OF INDEPENDENT TRUSTEE           TRUST       SERVED    DURING PAST 5 YEARS        BY TRUSTEE   HELD BY TRUSTEE

Rod Dammeyer (67)             Trustee      Trustee     President of CAC, L.L.C.,      73       Trustee/Director/Managing
CAC, L.L.C.                                since 1992  a private company                       General Partner of funds
4350 LaJolla Village Drive                             offering capital                        in the Fund Complex.
Suite 980                                              investment and management               Director of Quidel
San Diego, CA 92122-6223                               advisory services.                      Corporation, Stericycle,
                                                                                               Inc., Ventana Medical
                                                                                               Systems, Inc. and Trustee
                                                                                               of The Scripps Research
                                                                                               Institute. Prior to April
                                                                                               2007, Director of GATX
                                                                                               Corporation. Prior to
                                                                                               April 2004, Director of
                                                                                               TheraSense, Inc. Prior to
                                                                                               January 2004, Director of
                                                                                               TeleTech Holdings Inc.
                                                                                               and Arris Group, Inc.

Linda Hutton Heagy+ (59)      Trustee      Trustee     Managing Partner of            73       Trustee/Director/Managing
Heidrick & Struggles                       since 2003  Heidrick & Struggles, an                General Partner of funds
233 South Wacker Drive                                 international executive                 in the Fund Complex.
Suite 7000                                             search firm. Prior to                   Trustee on the University
Chicago, IL 60606                                      1997, Partner of Ray &                  of Chicago Hospitals
                                                       Berndtson, Inc., an                     Board, Vice Chair of the
                                                       executive recruiting                    Board of the YMCA of
                                                       firm. Prior to 1995,                    Metropolitan Chicago and
                                                       Executive Vice President                a member of the Women's
                                                       of ABN AMRO, N.A., a bank               Board of the University
                                                       holding company. Prior to               of Chicago.
                                                       1990, Executive Vice
                                                       President of The Exchange
                                                       National Bank.

VAN KAMPEN TRUST FOR INVESTMENT GRADE NEW YORK MUNICIPALS
TRUSTEE AND OFFICER continued
                                                                                  NUMBER OF
                                            TERM OF                                FUNDS IN
                                           OFFICE AND                                FUND
                              POSITION(S)  LENGTH OF                               COMPLEX
NAME, AGE AND ADDRESS          HELD WITH      TIME     PRINCIPAL OCCUPATION(S)     OVERSEEN    OTHER DIRECTORSHIPS
OF INDEPENDENT TRUSTEE           TRUST       SERVED    DURING PAST 5 YEARS        BY TRUSTEE   HELD BY TRUSTEE

R. Craig Kennedy (55)         Trustee      Trustee     Director and President of      73       Trustee/Director/Managing
1744 R Street, NW                          since 2003  the German Marshall Fund                General Partner of funds
Washington, DC 20009                                   of the United States, an                in the Fund Complex.
                                                       independent U.S.                        Director of First Solar,
                                                       foundation created to                   Inc.
                                                       deepen understanding,
                                                       promote collaboration and
                                                       stimulate exchanges of
                                                       practical experience
                                                       between Americans and
                                                       Europeans. Formerly,
                                                       advisor to the Dennis
                                                       Trading Group Inc., a
                                                       managed futures and
                                                       option company that
                                                       invests money for
                                                       individuals and
                                                       institutions. Prior to
                                                       1992, President and Chief
                                                       Executive Officer,
                                                       Director and member of
                                                       the Investment Committee
                                                       of the Joyce Foundation,
                                                       a private foundation.

Howard J Kerr (72)            Trustee      Trustee     Prior to 1998, President       73       Trustee/Director/Managing
14 Huron Trace                             since 1992  and Chief Executive                     General Partner of funds
Galena, IL 61036                                       Officer of Pocklington                  in the Fund Complex.
                                                       Corporation, Inc., an                   Director of the Lake
                                                       investment holding                      Forest Bank & Trust.
                                                       company.                                Director of the Marrow
                                                                                               Foundation.

Jack E. Nelson (71)           Trustee      Trustee     President of Nelson            73       Trustee/Director/Managing
423 Country Club Drive                     since 2003  Investment Planning                     General Partner of funds
Winter Park, FL 32789                                  Services, Inc., a                       in the Fund Complex.
                                                       financial planning
                                                       company and registered
                                                       investment adviser in the
                                                       State of Florida.
                                                       President of Nelson Ivest
                                                       Brokerage Services Inc.,
                                                       a member of FINRA,
                                                       Securities Investors
                                                       Protection Corp. and the
                                                       Municipal Securities
                                                       Rulemaking Board.
                                                       President of Nelson Sales
                                                       and Services Corporation,
                                                       a marketing and services
                                                       company to support
                                                       affiliated companies.

VAN KAMPEN TRUST FOR INVESTMENT GRADE NEW YORK MUNICIPALS
TRUSTEE AND OFFICER continued
                                                                                  NUMBER OF
                                            TERM OF                                FUNDS IN
                                           OFFICE AND                                FUND
                              POSITION(S)  LENGTH OF                               COMPLEX
NAME, AGE AND ADDRESS          HELD WITH      TIME     PRINCIPAL OCCUPATION(S)     OVERSEEN    OTHER DIRECTORSHIPS
OF INDEPENDENT TRUSTEE           TRUST       SERVED    DURING PAST 5 YEARS        BY TRUSTEE   HELD BY TRUSTEE

Hugo F. Sonnenschein (67)     Trustee      Trustee     President Emeritus and         73       Trustee/Director/Managing
1126 E. 59th Street                        since 1994  Honorary Trustee of the                 General Partner of funds
Chicago, IL 60637                                      University of Chicago and               in the Fund Complex.
                                                       the Adam Smith                          Trustee of the University
                                                       Distinguished Service                   of Rochester and a member
                                                       Professor in the                        of its investment
                                                       Department of Economics                 committee. Member of the
                                                       at the University of                    National Academy of
                                                       Chicago. Prior to July                  Sciences, the American
                                                       2000, President of the                  Philosophical Society and
                                                       University of Chicago.                  a fellow of the American
                                                                                               Academy of Arts and
                                                                                               Sciences.

VAN KAMPEN TRUST FOR INVESTMENT GRADE NEW YORK MUNICIPALS
TRUSTEE AND OFFICER continued
                                                                                  NUMBER OF
                                            TERM OF                                FUNDS IN
                                           OFFICE AND                                FUND
                              POSITION(S)  LENGTH OF                               COMPLEX
NAME, AGE AND ADDRESS          HELD WITH      TIME     PRINCIPAL OCCUPATION(S)     OVERSEEN    OTHER DIRECTORSHIPS
OF INDEPENDENT TRUSTEE           TRUST       SERVED    DURING PAST 5 YEARS        BY TRUSTEE   HELD BY TRUSTEE

Suzanne H. Woolsey, Ph.D.     Trustee      Trustee     Chief Communications           73       Trustee/Director/Managing
(66)                                       since 2003  Officer of the National                 General Partner of funds
815 Cumberstone Road                                   Academy of                              in the Fund Complex.
Harwood, MD 20776                                      Sciences/National                       Director of Fluor Corp.,
                                                       Research Council, an                    an engineering,
                                                       independent, federally                  procurement and
                                                       chartered policy                        construction
                                                       institution, from 2001 to               organization, since
                                                       November 2003 and Chief                 January 2004. Director of
                                                       Operating Officer from                  Intelligent Medical
                                                       1993 to 2001. Prior to                  Devices, Inc., a symptom
                                                       1993, Executive Director                based diagnostic tool for
                                                       of the Commission on                    physicians and clinical
                                                       Behavioral and Social                   labs. Director of the
                                                       Sciences and Education at               Institute for Defense
                                                       the National Academy of                 Analyses, a federally
                                                       Sciences/National                       funded research and
                                                       Research Council. From                  development center,
                                                       1980 through 1989,                      Director of the German
                                                       Partner of Coopers &                    Marshall Fund of the
                                                       Lybrand.                                United States, Director
                                                                                               of the Rocky Mountain
                                                                                               Institute and Trustee of
                                                                                               California Institute of
                                                                                               Technology and the
                                                                                               Colorado College.

VAN KAMPEN TRUST FOR INVESTMENT GRADE NEW YORK MUNICIPALS

TRUSTEE AND OFFICER continued

INTERESTED TRUSTEE:*

                                                                                  NUMBER OF
                                            TERM OF                                FUNDS IN
                                           OFFICE AND                                FUND
                              POSITION(S)  LENGTH OF                               COMPLEX
NAME, AGE AND ADDRESS          HELD WITH      TIME     PRINCIPAL OCCUPATION(S)     OVERSEEN    OTHER DIRECTORSHIPS
OF INTERESTED TRUSTEE            TRUST       SERVED    DURING PAST 5 YEARS        BY TRUSTEE   HELD BY TRUSTEE
Wayne W. Whalen* (68)         Trustee      Trustee     Partner in the law firm        73       Trustee/Director/Managing
333 West Wacker Drive                      since 1992  of Skadden, Arps, Slate,                General Partner of funds
Chicago, IL 60606                                      Meagher & Flom LLP, legal               in the Fund Complex.
                                                       counsel to funds in the                 Director of the Abraham
                                                       Fund Complex.                           Lincoln Presidential
                                                                                               Library Foundation.

+ As indicated above, Ms. Heagy is an employee of Heidrick and Struggles, an international executive search firm ("Heidrick"). Heidrick has been (and may continue to be) engaged by Morgan Stanley from time to time to perform executive searches. Such searches have been unrelated to Van Kampen's or Morgan Stanley's asset management businesses and have been done by professionals at Heidrick without any involvement by Ms. Heagy. Ethical wall procedures exist to ensure that Ms. Heagy will not have any involvement with any searches performed by Heidrick for Morgan Stanley. Ms. Heagy does not receive any compensation, directly or indirectly, for searches performed by Heidrick for Morgan Stanley. Ms. Heagy does own common shares of Heidrick (representing less than 1% of Heidrick's outstanding common shares).

* Mr. Whalen is an "interested person" (within the meaning of Section 2(a)(19) of the 1940 Act) of certain funds in the Fund Complex by reason of he and his firm currently providing legal services as legal counsel to such funds in the Fund Complex.

VAN KAMPEN TRUST FOR INVESTMENT GRADE NEW YORK MUNICIPALS

TRUSTEE AND OFFICER continued

OFFICERS:

                                                        TERM OF
                                                       OFFICE AND
                                    POSITION(S)        LENGTH OF
NAME, AGE AND                        HELD WITH            TIME     PRINCIPAL OCCUPATION(S)
ADDRESS OF OFFICER                     TRUST             SERVED    DURING PAST 5 YEARS
Ronald E. Robison (68)        President and            Officer     President of funds in the Fund Complex since September 2005
522 Fifth Avenue              Principal Executive      since 2003  and Principal Executive Officer of funds in the Fund Complex
New York, NY 10036            Officer                              since May 2003. Managing Director of Van Kampen Advisors
                                                                   Inc. since June 2003. Director of Investor Services since
                                                                   September 2002. Director of the Adviser, Van Kampen
                                                                   Investments and Van Kampen Exchange Corp. since January
                                                                   2005. Managing Director of Morgan Stanley and Morgan Stanley
                                                                   & Co. Incorporated. Managing Director and Director of Morgan
                                                                   Stanley Investment Management Inc. Chief Administrative
                                                                   Officer, Managing Director and Director of Morgan Stanley
                                                                   Investment Advisors Inc. and Morgan Stanley Services Company
                                                                   Inc. Managing Director and Director of Morgan Stanley
                                                                   Distributors Inc. and Morgan Stanley Distribution Inc. Chief
                                                                   Executive Officer and Director of Morgan Stanley Trust.
                                                                   Executive Vice President and Principal Executive Officer of
                                                                   the Institutional and Retail Morgan Stanley Funds. Director
                                                                   of Morgan Stanley SICAV. Previously, Chief Global Operations
                                                                   Officer of Morgan Stanley Investment Management Inc. and
                                                                   Executive Vice President of funds in the Fund Complex from
                                                                   May 2003 to September 2005.

Dennis Shea (54)              Vice President           Officer     Managing Director of Morgan Stanley Investment Advisors
522 Fifth Avenue                                       since 2006  Inc., Morgan Stanley Investment Management Inc., the Adviser
New York, NY 10036                                                 and Van Kampen Advisors Inc. Chief Investment Officer-Global
                                                                   Equity of the same entities since February 2006. Vice
                                                                   President of Morgan Stanley Institutional and Retail Funds
                                                                   since February 2006. Vice President of funds in the Fund
                                                                   Complex since March 2006. Previously, Managing Director and
                                                                   Director of Global Equity Research at Morgan Stanley from
                                                                   April 2000 to February 2006.

J. David Germany (53)         Vice President           Officer     Managing Director of Morgan Stanley Investment Advisors
20 Bank Street,                                        since 2006  Inc., Morgan Stanley Investment Management Inc., the Adviser
Canary Wharf                                                       and Van Kampen Advisors Inc. Chief Investment
London, GBR E14 4AD                                                Officer--Global Fixed Income of the same entities since
                                                                   December 2005. Managing Director and Director of Morgan
                                                                   Stanley Investment Management Ltd. Director of Morgan
                                                                   Stanley Investment Management (ACD) Limited since December
                                                                   2003. Vice President of Morgan Stanley Institutional and
                                                                   Retail Funds since February 2006. Vice President of funds in the Fund Complex since March 2006.

VAN KAMPEN TRUST FOR INVESTMENT GRADE NEW YORK MUNICIPALS
TRUSTEE AND OFFICER continued
                                                        TERM OF
                                                       OFFICE AND
                                    POSITION(S)        LENGTH OF
NAME, AGE AND                        HELD WITH            TIME     PRINCIPAL OCCUPATION(S)
ADDRESS OF OFFICER                     TRUST             SERVED    DURING PAST 5 YEARS

Amy R. Doberman (45)          Vice President           Officer     Managing Director and General Counsel--U.S. Investment
522 Fifth Avenue                                       since 2004  Management; Managing Director of Morgan Stanley Investment
New York, NY 10036                                                 Management Inc., Morgan Stanley Investment Advisors Inc. and
                                                                   the Adviser. Vice President of the Morgan Stanley
                                                                   Institutional and Retail Funds since July 2004 and Vice
                                                                   President of funds in the Fund Complex since August 2004.
                                                                   Previously, Managing Director and General Counsel of
                                                                   Americas, UBS Global Asset Management from July 2000 to July
                                                                   2004 and General Counsel of Aeltus Investment Management,
                                                                   Inc. from January 1997 to July 2000.

Stefanie V. Chang (41)        Vice President           Officer     Executive Director of Morgan Stanley Investment Management
522 Fifth Avenue              and Secretary            since 2003  Inc. Vice President and Secretary of funds in the Fund
New York, NY 10036                                                 Complex.

John L. Sullivan (52)         Chief Compliance         Officer     Chief Compliance Officer of funds in the Fund Complex since
1 Parkview Plaza - Suite 100  Officer                  since 1998  August 2004. Prior to August 2004, Director and Managing
Oakbrook Terrace, IL 60181                                         Director of Van Kampen Investments, the Adviser, Van Kampen
                                                                   Advisors Inc. and certain other subsidiaries of Van Kampen
                                                                   Investments, Vice President, Chief Financial Officer and
                                                                   Treasurer of funds in the Fund Complex and head of Fund
                                                                   Accounting for Morgan Stanley Investment Management Inc.
                                                                   Prior to December 2002, Executive Director of Van Kampen
                                                                   Investments, the Adviser and Van Kampen Advisors Inc.

Stuart N. Schuldt (45)        Chief Financial Officer  Officer     Executive Director of Morgan Stanley Investment Management
1 Parkview Plaza - Suite 100  and Treasurer            since 2007  Inc. since June 2007. Chief Financial Officer and Treasurer
Oakbrook Terrace, IL 60181                                         of funds in the Fund Complex since June 2007. Prior to June
                                                                   2007, Senior Vice President of Northern Trust Company,
                                                                   Treasurer and Principal Financial Officer for Northern Trust
                                                                   U.S. mutual fund complex.

In accordance with Section 303A.12(a) of the New York Stock Exchange Listed Company Manual, the Trust's Chief Executive Officer has certified to the New York Stock Exchange that, as of June 27, 2007, he was not aware of any violation by the Trust of NYSE corporate governance listing standards.

The certifications by the Trust's principal executive officer and principal financial officer required by Rule 30a-2 under the 1940 Act were filed with the Trust's report to the SEC on Form N-CSR and are available on the Securities and Exchange Commission's web site at http://www.sec.gov.

  Van Kampen Trust for Investment Grade
  New York Municipals

  An Important Notice Concerning Our U.S. Privacy Policy



  We are required by federal law to provide you with a copy of our Privacy Policy annually.

  The following Policy applies to current and former individual clients of Van Kampen Investments Inc., Van Kampen Asset Management, Van Kampen Advisors Inc., Van Kampen Funds Inc., Van Kampen Investor Services Inc. and Van Kampen Exchange Corp., as well as current and former individual investors in Van Kampen mutual funds, unit investment trusts, and related companies.

  This Policy is not applicable to partnerships, corporations, trusts or other non-individual clients or account holders, nor is this Policy applicable to individuals who are either beneficiaries of a trust for which we serve as trustee or participants in an employee benefit plan administered or advised by us. This Policy is, however, applicable to individuals who select us to be a custodian of securities or assets in individual retirement accounts, 401(k) accounts, 529 Educational Savings Accounts, accounts subject to the Uniform Gifts to Minors Act, or similar accounts.

  Please note that we may amend this Policy at any time, and will inform you of any changes to this Policy as required by law.

  WE RESPECT YOUR PRIVACY

  We appreciate that you have provided us with your personal financial information. We strive to maintain the privacy of such information while we help you achieve your financial objectives. This Policy describes what non-public personal information we collect about you, why we collect it, and when we may share it with others.

  We hope this Policy will help you understand how we collect and share non-public personal information that we gather about you. Throughout this Policy, we refer to the non-public information that personally identifies you or your accounts as "personal information."

  1. WHAT PERSONAL INFORMATION DO WE COLLECT ABOUT YOU?

  To serve you better and manage our business, it is important that we collect and maintain accurate information about you. We may obtain this information from applications and other forms you submit to us, from your dealings with us, from consumer reporting agencies, from our Web sites and from third parties and other sources.

                                                      (continued on next page)

  Van Kampen Trust for Investment Grade
  New York Municipals

  An Important Notice Concerning Our U.S. Privacy Policy  continued

  For example:

   -- We may collect information such as your name, address, e-mail address, telephone/fax numbers, assets, income and investment objectives through applications and other forms you submit to us.

   -- We may obtain information about account balances, your use of account(s) and the types of products and services you prefer to receive from us through your dealings and transactions with us and other sources.

   -- We may obtain information about your creditworthiness and credit history from consumer reporting agencies.

   -- We may collect background information from and through third-party vendors to verify representations you have made and to comply with various regulatory requirements.

   -- If you interact with us through our public and private Web sites, we may collect information that you provide directly through online communications (such as an e-mail address). We may also collect information about your Internet service provider, your domain name, your computer's operating system and Web browser, your use of our Web sites and your product and service preferences, through the use of "cookies." "Cookies" recognize your computer each time you return to one of our sites, and help to improve our sites' content and personalize your experience on our sites by, for example, suggesting offerings that may interest you. Please consult the Terms of Use of these sites for more details on our use of cookies.

  2. WHEN DO WE DISCLOSE PERSONAL INFORMATION WE COLLECT ABOUT YOU?

  To provide you with the products and services you request, to serve you better and to manage our business, we may disclose personal information we collect about you to our affiliated companies and to non-affiliated third parties as required or permitted by law.

  A. INFORMATION WE DISCLOSE TO OUR AFFILIATED COMPANIES. We do not disclose personal information that we collect about you to our affiliated companies except to enable them to provide services on our behalf or as otherwise required or permitted by law.

                                                           (continued on back)

  Van Kampen Trust for Investment Grade
  New York Municipals

  An Important Notice Concerning Our U.S. Privacy Policy  continued

  B. INFORMATION WE DISCLOSE TO THIRD PARTIES. We do not disclose personal information that we collect about you to non-affiliated third parties except to enable them to provide services on our behalf, to perform joint marketing agreements with other financial institutions, or as otherwise required or permitted by law. For example, some instances where we may disclose information about you to non-affiliated third parties include: for servicing and processing transactions, to offer our own products and services, to protect against fraud, for institutional risk control, to respond to judicial process or to perform services on our behalf. When we share personal information with these companies, they are required to limit their use of personal information to the particular purpose for which it was shared and they are not allowed to share personal information with others except to fulfill that limited purpose.

  3. HOW DO WE PROTECT THE SECURITY AND CONFIDENTIALITY OF PERSONAL INFORMATION WE COLLECT ABOUT YOU?

  We maintain physical, electronic and procedural security measures to help safeguard the personal information we collect about you. We have internal policies governing the proper handling of client information. Third parties that provide support or marketing services on our behalf may also receive personal information, and we require them to adhere to confidentiality standards with respect to such information.

                                                         Van Kampen Funds Inc.
                                                  1 Parkview Plaza - Suite 100
                                                                 P.O. Box 5555
                                               Oakbrook Terrace, IL 60181-5555
                                                             www.vankampen.com

                                       Copyright (C)2007 Van Kampen Funds Inc.
                                       All rights reserved. Member FINRA/SIPC.

                                                                  VTNANN 12/07
    (VAN KAMPEN INVESTMENTS LOGO)                           IU07-05160P-Y10/07

Item 2. Code of Ethics.

(a) The Trust has adopted a code of ethics (the "Code of Ethics") that applies to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the Trust or a third party.

(b)  No information need be disclosed pursuant to this paragraph.

(c) Due to personnel changes at the Adviser, the list of covered officers set forth in Exhibit B was amended in November 2006 and June 2007 and the general counsel's designee set forth in Exhibit C was amended in October and December 2006. All three editions of Exhibit B and all three editions of Exhibit C are attached.

(d)  Not applicable.

(e)  Not applicable.

(f)

     (1)  The Trust's Code of Ethics is attached hereto as Exhibit 12(1).

     (2)  Not applicable.

     (3)  Not applicable.

Item 3. Audit Committee Financial Expert.

The Trust's Board of Trustees has determined that it has three "audit committee financial experts" serving on its audit committee, each of whom are "independent" Trustees : Rod Dammeyer, Jerry Choate and R. Craig Kennedy. Under applicable securities laws, a person who is determined to be an audit committee financial expert will not be deemed an "expert" for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as a result of being designated or identified as an audit committee financial expert. The designation or identification of a person as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities that are greater than the duties, obligations, and liabilities imposed on such person as a member of the audit committee and Board of Trustees in the absence of such designation or identification.

Item 4. Principal Accountant Fees and Services.

(a)(b)(c)(d) and (g). Based on fees billed for the periods shown:

2007

                           REGISTRANT   COVERED ENTITIES(1)
                           ----------   -------------------
AUDIT FEES..............   $28,275               N/A
NON-AUDIT FEES
   AUDIT-RELATED FEES...   $   400          $244,200(2)
   TAX FEES.............   $ 1,600(3)       $      0
   ALL OTHER FEES.......   $     0          $      0
TOTAL NON-AUDIT FEES....   $ 2,000          $244,200
TOTAL...................   $30,275          $244,200

2006

                           REGISTRANT   COVERED ENTITIES(1)
                           ----------   -------------------
AUDIT FEES..............   $27,300               N/A
NON-AUDIT FEES
   AUDIT-RELATED FEES...   $   400          $244,200(2)
   TAX FEES.............   $ 1,600(3)       $      0
   ALL OTHER FEES.......   $     0          $      0
TOTAL NON-AUDIT FEES....   $ 2,000          $244,200
TOTAL...................   $29,300          $244,200

N/A- Not applicable, as not required by Item 4.

(1) Covered Entities include the Adviser (excluding sub-advisors) and any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Registrant.

(2) Audit-Related Fees represent assurance and related services provided that are reasonably related to the performance of the audit of the financial statements of the Covered Entities' and funds advised by the Adviser or its affiliates, specifically attestation services provided in connection with a SAS 70 Report.

(3) Tax Fees represent tax advice and compliance services provided in connection with the review of the Registrant's tax.

(e)(1) The audit committee's pre-approval policies and procedures are as follows:

                              JOINT AUDIT COMMITTEE
                          AUDIT AND NON-AUDIT SERVICES
                       PRE-APPROVAL POLICY AND PROCEDURES
                                     OF THE
                                VAN KAMPEN FUNDS

              AS ADOPTED JULY 23, 2003 AND AMENDED MAY 26, 2004(1)

1.   STATEMENT OF PRINCIPLES

     The Audit Committee of the Board is required to review and, in its sole discretion, pre-approve all Covered Services to be provided by the Independent Auditors to the Fund and Covered Entities in order to assure that services performed by the Independent Auditors do not impair the auditor's independence from the Fund.(2)

     The SEC has issued rules specifying the types of services that an independent auditor may not provide to its audit client, as well as the audit committee's administration of the engagement of the independent auditor. The SEC's rules establish two different approaches to pre-approving services, which the SEC considers to be equally valid. Proposed services either: may be pre-approved without consideration of specific case-by-case services by the Audit Committee ("general pre-approval"); or require the specific pre-approval of the Audit Committee ("specific pre-approval"). The Audit Committee believes that the combination of these two approaches in this Policy will result in an effective and efficient procedure to pre-approve services performed by the Independent Auditors. As set forth in this Policy, unless a type of service has received general pre-approval, it will require specific pre-approval by the Audit Committee (or by any member of the Audit Committee to which pre-approval authority has been delegated) if it is to be provided by the Independent Auditors. Any proposed services exceeding pre-approved cost levels or budgeted amounts will also require specific pre-approval by the Audit Committee.

     For both types of pre-approval, the Audit Committee will consider whether such services are consistent with the SEC's rules on auditor independence. The Audit Committee will also consider whether the Independent Auditors are best positioned to provide the most effective and efficient services, for reasons such as its familiarity with the Fund's business, people, culture, accounting systems, risk profile and other factors, and whether the service might enhance the Fund's ability to manage or control risk or improve audit quality. All such factors will be considered as a whole, and no one factor should necessarily be determinative.

     The Audit Committee is also mindful of the relationship between fees for audit and non-audit services in deciding whether to pre-approve any such services and may determine for each fiscal year, the appropriate ratio between the total amount of fees for Audit, Audit-related and Tax services for the Fund (including any Audit-related or Tax service fees for Covered Entities that were subject to pre-approval), and the total amount of fees for certain permissible non-audit services classified as All Other services for the Fund (including any such services for Covered Entities subject to pre-approval).

     The appendices to this Policy describe the Audit, Audit-related, Tax and All Other services that have the general pre-approval of the Audit Committee. The term of any general pre-approval is 12 months from the date of pre-approval, unless the Audit Committee considers and provides a different period and states otherwise. The Audit Committee will annually review and pre-approve the services that may be provided by the Independent Auditors without obtaining specific pre-approval

----------
(1) This Joint Audit Committee Audit and Non-Audit Services Pre-Approval Policy and Procedures (the "Policy"), amended as of the date above, supercedes and replaces all prior versions that may have been amended from time to time.

(2) Terms used in this Policy and not otherwise defined herein shall have the meanings as defined in the Joint Audit Committee Charter.

from the Audit Committee. The Audit Committee will add to or subtract from the list of general pre-approved services from time to time, based on subsequent determinations.

     The purpose of this Policy is to set forth the policy and procedures by which the Audit Committee intends to fulfill its responsibilities. It does not delegate the Audit Committee's responsibilities to pre-approve services performed by the Independent Auditors to management.

     The Fund's Independent Auditors have reviewed this Policy and believes that implementation of the Policy will not adversely affect the Independent Auditors' independence.

2.   DELEGATION

     As provided in the Act and the SEC's rules, the Audit Committee may delegate either type of pre-approval authority to one or more of its members. The member to whom such authority is delegated must report, for informational purposes only, any pre-approval decisions to the Audit Committee at its next scheduled meeting.

3.   AUDIT SERVICES

     The annual Audit services engagement terms and fees are subject to the specific pre-approval of the Audit Committee. Audit services include the annual financial statement audit and other procedures required to be performed by the Independent Auditors to be able to form an opinion on the Fund's financial statements. These other procedures include information systems and procedural reviews and testing performed in order to understand and place reliance on the systems of internal control, and consultations relating to the audit. The Audit Committee will monitor the Audit services engagement as necessary, but no less than on a quarterly basis, and will also approve, if necessary, any changes in terms, conditions and fees resulting from changes in audit scope, Fund structure or other items.

     In addition to the annual Audit services engagement approved by the Audit Committee, the Audit Committee may grant general pre-approval to other Audit services, which are those services that only the Independent Auditors reasonably can provide. Other Audit services may include statutory audits and services associated with SEC registration statements (on Forms N-1A, N-2, N-3, N-4, etc.), periodic reports and other documents filed with the SEC or other documents issued in connection with securities offerings.

     The Audit Committee has pre-approved the Audit services in Appendix B.1. All other Audit services not listed in Appendix B.1 must be specifically pre-approved by the Audit Committee (or by any member of the Audit Committee to which pre-approval has been delegated).

4.   AUDIT-RELATED SERVICES

     Audit-related services are assurance and related services that are reasonably related to the performance of the audit or review of the Fund's financial statements or, to the extent they are Covered Services, the Covered Entities' financial statements, or that are traditionally performed by the Independent Auditors. Because the Audit Committee believes that the provision of Audit-related services does not impair the independence of the auditor and is consistent with the SEC's rules on auditor independence, the Audit Committee may grant general pre-approval to Audit-related services. Audit-related services include, among others, accounting consultations related to accounting, financial reporting or disclosure matters not classified as "Audit services"; assistance with understanding and implementing new accounting and financial reporting guidance from rulemaking authorities; agreed-upon or expanded audit procedures related to accounting and/or billing records required to respond to or comply with financial, accounting or regulatory reporting matters; and assistance with internal control reporting requirements under Forms N-SAR and/or N-CSR.

     The Audit Committee has pre-approved the Audit-related services in Appendix
B.2. All other Audit-related services not listed in Appendix B.2 must be specifically pre-approved by the Audit Committee (or by any member of the Audit Committee to which pre-approval has been delegated).

5.   TAX SERVICES

     The Audit Committee believes that the Independent Auditors can provide Tax services to the Fund and, to the extent they are Covered Services, the Covered Entities, such as tax compliance, tax planning and tax advice without impairing the auditor's independence, and the SEC has stated that the Independent Auditors may provide such services. Hence, the Audit Committee believes it may grant general pre-approval to those Tax services that have historically been provided by the Independent Auditors, that the Audit Committee has reviewed and believes would not impair the independence of the Independent Auditors, and that are consistent with the SEC's rules on auditor independence. The Audit Committee will not permit the retention of the Independent Auditors in connection with a transaction initially recommended by the Independent Auditors, the sole business purpose of which may be tax avoidance and the tax treatment of which may not be supported in the Internal Revenue Code and related regulations. The Audit Committee will consult with Director of Tax or outside counsel to determine that the tax planning and reporting positions are consistent with this policy.

     Pursuant to the preceding paragraph, the Audit Committee has pre-approved the Tax Services in Appendix B.3. All Tax services involving large and complex transactions not listed in Appendix B.3 must be specifically pre-approved by the Audit Committee (or by any member of the Audit Committee to which pre-approval has been delegated), including tax services proposed to be provided by the Independent Auditors to any executive officer or trustee/director/managing general partner of the Fund, in his or her individual capacity, where such services are paid for by the Fund (generally applicable only to internally managed investment companies).

6.   ALL OTHER SERVICES

     The Audit Committee believes, based on the SEC's rules prohibiting the Independent Auditors from providing specific non-audit services, that other types of non-audit services are permitted. Accordingly, the Audit Committee believes it may grant general pre-approval to those permissible non-audit services classified as All Other services that it believes are routine and recurring services, would not impair the independence of the auditor and are consistent with the SEC's rules on auditor independence.

     The Audit Committee has pre-approved the All Other services in Appendix
B.4. Permissible All Other services not listed in Appendix B.4 must be specifically pre-approved by the Audit Committee (or by any member of the Audit Committee to which pre-approval has been delegated).

     A list of the SEC's prohibited non-audit services is attached to this policy as Appendix B.5. The SEC's rules and relevant guidance should be consulted to determine the precise definitions of these services and the applicability of exceptions to certain of the prohibitions.

7.   PRE-APPROVAL FEE LEVELS OR BUDGETED AMOUNTS

     Pre-approval fee levels or budgeted amounts for all services to be provided by the Independent Auditors will be established annually by the Audit Committee. Any proposed services exceeding these levels or amounts will require specific pre-approval by the Audit Committee. The Audit Committee is mindful of the overall relationship of fees for audit and non-audit services in determining whether to pre-approve any such services. For each fiscal year, the Audit Committee may determine the appropriate ratio between the total amount of fees for Audit, Audit-related, and Tax services for the Fund (including any Audit-related or Tax services fees for Covered Entities subject to pre-approval), and the total amount of fees for certain permissible non-audit services classified as All Other services for the Fund (including any such services for Covered Entities subject to pre-approval).

8.   PROCEDURES

     All requests or applications for services to be provided by the Independent Auditors that do not require specific approval by the Audit Committee will be submitted to the Fund's Chief Financial Officer and must include a detailed description of the services to be rendered. The Fund's Chief Financial Officer will determine whether such services are included within the list of services that have received the general pre-approval of the Audit Committee. The Audit Committee will be informed on a timely basis of any such services rendered by the Independent Auditors. Requests or applications to provide services that require specific approval by the Audit Committee will be submitted to the Audit Committee by both the Independent Auditors and the Fund's Chief Financial Officer, and must include a joint statement as to whether, in their view, the request or application is consistent with the SEC's rules on auditor independence.

     The Audit Committee has designated the Fund's Chief Financial Officer to monitor the performance of all services provided by the Independent Auditors and to determine whether such services are in compliance with this Policy. The Fund's Chief Financial Officer will report to the Audit Committee on a periodic basis on the results of its monitoring. A sample report is included as Appendix
B.7. Both the Fund's Chief Financial Officer and management will immediately report to the chairman of the Audit Committee any breach of this Policy that comes to the attention of the Fund's Chief Financial Officer or any member of management.

9.   ADDITIONAL REQUIREMENTS

     The Audit Committee has determined to take additional measures on an annual basis to meet its responsibility to oversee the work of the Independent Auditors and to assure the auditor's independence from the Fund, such as reviewing a formal written statement from the Independent Auditors delineating all relationships between the Independent Auditors and the Fund, consistent with Independence Standards Board No. 1, and discussing with the Independent Auditors its methods and procedures for ensuring independence.

10.  COVERED ENTITIES

     Covered Entities include the Fund's investment adviser(s) and any entity controlling, controlled by or under common control with the Fund's investment adviser(s) that provides ongoing services to the Fund(s). Beginning with non-audit service contracts entered into on or after May 6, 2003, the Fund's audit committee must pre-approve non-audit services provided not only to the Fund but also to the Covered Entities if the engagements relate directly to the operations and financial reporting of the Fund. This list of Covered Entities would include:

     -    Van Kampen Investments Inc.

     -    Van Kampen Asset Management

     -    Van Kampen Advisors Inc.

     -    Van Kampen Funds Inc.

     -    Van Kampen Investor Services Inc.

     -    Morgan Stanley Investment Management Inc.

     -    Morgan Stanley Trust Company

     -    Morgan Stanley Investment Management Ltd.

     -    Morgan Stanley Investment Management Company

     -    Morgan Stanley Asset & Investment Trust Management Company Ltd.

(e)(2) Beginning with non-audit service contracts entered into on or after May 6, 2003, the audit committee also is required to pre-approve services to Covered Entities to the extent that the services are determined to have a direct impact on the operations or financial reporting of the Registrant. 100% of such services were pre-approved by the audit committee pursuant to the Audit Committee's pre-approval policies and procedures (included herein).

(f) Not applicable.

(g) See table above.

(h) The audit committee of the Board of Trustees has considered whether the provision of services other than audit services performed by the auditors to the Registrant and Covered Entities is compatible with maintaining the auditors' independence in performing audit services.

Item 5. Audit Committee of Listed Registrants.

(a) The Trust has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act whose members are: R. Craig Kennedy, Jerry Choate and Rod Dammeyer.

(b) Not applicable.

Item 6. Schedule of Investments.

Please refer to Item #1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

The Trust invests in exclusively non-voting securities and therefore this item is not applicable to the Trust.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

         VAN KAMPEN TRUST FOR INVESTMENT GRADE NEW YORK MUNICIPALS (VTN)

                                 FUND MANAGEMENT

PORTFOLIO MANAGEMENT. As of the date of this report, the Fund is managed by members of the Municipals team. The team consists of portfolio managers and analysts. Current members of the team jointly and primarily responsible for the day-to-day management of the Fund's portfolio and the overall execution of the strategy of the Fund are Mark Paris, an Executive Director of the Adviser, Robert W. Wimmel, an Executive Director of the Adviser, William Black, an Executive Director of the Adviser and Robert Stryker, a Vice President of the Adviser.

Mr. Paris has been associated with the Adviser as a Municipal Trader since August 2002 and began managing the Fund in December 2007. Mr. Wimmel has been associated with the Adviser in an investment management capacity since August 1996 and began managing the Fund in January 2002. Mr. Black has been associated with the Adviser as a High Yield Municipal Analyst since June 1998 and began managing the Fund in December 2007. Mr. Stryker has been associated with the Adviser in an investment management capacity since February 1994 and began managing the Fund in December 2007.

The composition of the team may change from time to time.

OTHER ACCOUNTS MANAGED BY THE PORTFOLIO MANAGERS

As of October 31, 2007:

Mr. Wimmel managed 15 registered investment companies with a total of approximately $8.4 billion in assets; no pooled investment vehicles other than registered investment companies; and no other accounts.

As of December 19, 2007:

Mr. Paris managed 14 registered investment companies with a total of approximately $11.4 billion in assets; no pooled investment vehicles other than registered investment companies; and no other accounts.

Mr. Black managed 12 registered investment companies with a total of approximately $11.2 billion in assets; no pooled investment vehicles other than registered investment companies; and no other accounts.

Mr. Stryker managed 9 registered investment companies with a total of approximately $3.6 billion in assets; no pooled investment vehicles other than registered investment companies; and no other accounts.

Because the portfolio managers manage assets for other investment companies, pooled investment vehicles, and/or other accounts (including institutional clients, pension plans and certain high net worth individuals), there may be an incentive to favor one client over another resulting in conflicts of interest. For instance, the Adviser may receive fees from certain accounts that are higher than the fee it receives from the Fund, or it may receive a performance-based fee on certain accounts. In those instances, the portfolio managers may have an incentive to favor the higher and/or performance-based fee accounts over the Fund. The portfolio managers of the Fund do not currently manage accounts for other investment companies, pooled investment vehicles or other accounts that charge a performance-based fee. In addition, a conflict of interest could exist to the extent the Adviser has proprietary investments in certain accounts, where portfolio managers have personal investments in certain accounts or when certain accounts are investment options in the Adviser's employee benefits and/or deferred compensation plans. The portfolio manager may have an incentive to favor these accounts over others. If the Adviser manages accounts that engage in short sales of securities of the type in which the Fund invests, the Adviser could be seen as harming the performance of the Fund for the benefit of the accounts engaged in short sales if the short sales cause the market value of the securities to fall. The Adviser has adopted trade allocation and other policies and procedures that it believes are reasonably designed to address these and other conflicts of interest.

PORTFOLIO MANAGER COMPENSATION STRUCTURE

Portfolio managers receive a combination of base compensation and discretionary compensation, comprised of a cash bonus and several deferred compensation programs described below. The methodology used to determine portfolio manager compensation is applied across all accounts managed by the portfolio manager.

BASE SALARY COMPENSATION. Generally, portfolio managers receive base salary compensation based on the level of their position with the Adviser.

DISCRETIONARY COMPENSATION. In addition to base compensation, portfolio managers may receive discretionary compensation.

Discretionary compensation can include:

-    Cash Bonus;

- Morgan Stanley's Long-Term Incentive Compensation Program awards -- a mandatory program that defers a portion of discretionary year-end compensation into restricted stock units or other awards or other investments based on Morgan Stanley common stock that are subject to vesting and other conditions;

- Investment Management Alignment Plan (IMAP) awards -- a mandatory program that defers a portion of discretionary year-end compensation and notionally invests it in designated funds advised by the Adviser or its affiliates. The award is subject to vesting and other conditions. Portfolio managers must notionally invest a minimum of 25% to a maximum of 100% of the IMAP deferral into a combination of the designated open-end funds they manage that are included in the IMAP Fund menu;

- Voluntary Deferred Compensation Plans -- voluntary programs that permit certain employees to elect to defer a portion of their discretionary year-end compensation and directly or notionally invest the deferred amount: (1) across a range of designated investment funds, including funds advised by the Adviser or its affiliates; and/or (2) in Morgan Stanley stock units.

Several factors determine discretionary compensation, which can vary by portfolio management team and circumstances. In order of relative importance, these factors include:

- Investment performance. A portfolio manager's compensation is linked to the pre-tax investment performance of the funds/accounts managed by the portfolio manager. Investment performance is calculated for one-, three- and five-year periods measured against an appropriate securities market index (or indices) for the funds/accounts managed by the portfolio manager. The assets managed by the portfolio managers in funds, pooled investment vehicles and other accounts are described in "Other Accounts Managed by the Portfolio Managers" above. Generally, the greatest weight is placed on the three- and five-year periods.

- Revenues generated by the investment companies, pooled investment vehicles and other accounts managed by the portfolio manager.

-    Contribution to the business objectives of the Adviser.

-    The dollar amount of assets managed by the portfolio manager.

-    Market compensation survey research by independent third parties.

-    Other qualitative factors, such as contributions to client objectives.

- Performance of Morgan Stanley and Morgan Stanley Investment Management Inc., and the overall performance of the investment team(s) of which the portfolio is a member.

SECURITIES OWNERSHIP OF PORTFOLIO MANAGERS

As of October 31, 2007, the portfolio managers did not own any shares of the Fund.

Item 9. Purchase of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

                                                  TOTAL NUMBER OF       MAXIMUM NUMBER
                                                SHARES PURCHASED AS   OF SHARES THAT MAY
                                                  PART OF PUBLICLY     YET BE PURCHASED
             TOTAL NUMBER OF    AVERAGE PRICE     ANNOUNCED PLANS     UNDER THE PLANS OR
PERIOD*     SHARES PURCHASED   PAID PER SHARE       OR PROGRAMS            PROGRAMS
-------     ----------------   --------------   -------------------   ------------------
November             --                --                  --                     --
December             --                --                  --                     --
January              --                --                  --                     --
February             --                --                  --              1,548,253
March            25,629             15.71              25,629              1,522,624
April             7,000             15.77               7,000              1,515,624
May               4,300             15.76               4,300              1,511,324
June                 --                --                  --              1,511,324
July              6,700             15.13               6,700              1,504,624
August            3,800             14.66               3,800              1,500,824
September            --                --                  --              1,500,824
October          14,436             14.99              14,436              1,486,388

*    The Share Repurchase Program commenced on 2/28/2007.

The Trust expects to continue to repurchase its outstanding shares at such time and in such amounts as it believes will further the accomplishment of the foregoing objectives, subject to review by the Board of Trustees.

Item 10. Submission of Matters to a Vote of Security Holders.

Not Applicable.

Item 11. Controls and Procedures

(a) The Trust's principal executive officer and principal financial officer have concluded that the Trust's disclosure controls and procedures are sufficient to ensure that information required to be disclosed by the Trust in this Form N-CSR was recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission's rules and forms, based upon such officers' evaluation of these controls and procedures as of a date within 90 days of the filing date of the report.

(b) There were no changes in the registrant's internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12. Exhibits.

(1) The Code of Ethics for Principal Executive and Senior Financial Officers is attached hereto.

(2)(a) A certification for the Principal Executive Officer of the registrant is attached hereto as part of EX-99.CERT.

(2)(b) A certification for the Principal Financial Officer of the registrant is attached hereto as part of EX-99.CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Van Kampen Trust For Investment Grade New York Municipals


By: /s/ Ronald E. Robison
    ---------------------------------
Name: Ronald E. Robison
Title: Principal Executive Officer
Date: December 20, 2007

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By: /s/ Ronald E. Robison
    ---------------------------------
Name: Ronald E. Robison
Title: Principal Executive Officer
Date: December 20, 2007


By: /s/ Stuart N. Schuldt
    ---------------------------------
Name: Stuart N. Schuldt
Title: Principal Financial Officer
Date: December 20, 2007